    As filed with the Securities and Exchange Commission on August 22, 2002



                          Registration No. 333-91922


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                      [ ] Pre-Effective Amendment No. __
                      [X] Post-Effective Amendment No. 1
                        (Check Appropriate Box or Boxes)


                           Liberty Funds Trust III *
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)

                            Jean S. Loewenberg, Esq.
                             Liberty Funds Group LLC
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and address of Agent for Service)


                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110





Title of Securities Being Registered: Shares of Beneficial Interest, no par value

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] On [date] pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] On [date] pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] On [date] pursuant to paragraph (a)(2) of Rule 485



* On behalf of the Liberty Federal Securities Fund.

                        COLUMBIA MANAGEMENT GROUP, INC.
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:


     Your fund will hold a special meeting of shareholders on October 18, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisors to the Liberty Funds, Stein Roe Funds, Galaxy Funds and Columbia Funds groups. Columbia's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia can concentrate its portfolio management and distribution resources on a more focused group of portfolios. In most cases, shareholders will not experience an increase in net expenses as a result of the acquisitions, based on estimated expenses as of March 31, 2002, due to expected cost savings or fee waivers that will stay in place for at least a year. Columbia specifically recommended the acquisition of the Liberty Intermediate Government Fund to enable shareholders to invest in a larger combined fund with a similar investment strategy. More information on the specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully.



     THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION.


     This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of PROXY ADVANTAGE, a division of PFPC, Inc., to assist shareholders with the voting process. As we get closer to October 18th, shareholders who have not yet voted may receive a call from PROXY ADVANTAGE reminding them to exercise their right to vote.


     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!


     If you have any questions regarding the Prospectus/Proxy Statement, please call PROXY ADVANTAGE at 1-866-619-0984.

     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

-S-Keith T. Banks
Keith T. Banks, President
Columbia Management Group, Inc.


August 23, 2002


G-60/710K-0702

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 18, 2002

                             LIBERTY FUNDS TRUST II
                      LIBERTY INTERMEDIATE GOVERNMENT FUND

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Liberty Intermediate Government Fund will be held at 2:00 p.m. Eastern Time on Friday, October 18, 2002, at the offices of Columbia Management Group, Inc., the parent of the Liberty Intermediate Government Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Liberty Intermediate Government Fund to, and the assumption of all of the liabilities of the Liberty Intermediate Government Fund by, the Liberty Federal Securities Fund in exchange for shares of the Liberty Federal Securities Fund and the distribution of such shares to the shareholders of the Liberty Intermediate Government Fund in complete liquidation of the Liberty Intermediate Government Fund.

     2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on August 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          Jean S. Loewenberg, Secretary


August 23, 2002


NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE LIBERTY INTERMEDIATE GOVERNMENT FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                                AUGUST 23, 2002


                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                      LIBERTY INTERMEDIATE GOVERNMENT FUND
                           c/o Liberty Funds Trust II
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                        BY AND IN EXCHANGE FOR SHARES OF
                        LIBERTY FEDERAL SECURITIES FUND
                          c/o Liberty Funds Trust III
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................      3
PROPOSAL -- Acquisition of the Liberty Intermediate
          Government Fund by the Liberty Federal Securities
          Fund..............................................      9
  The Proposal..............................................      9
  Principal Investment Risks................................      9
  Information about the Acquisition.........................      9
GENERAL.....................................................     21
  Voting Information........................................     21
Appendix A -- Agreement and Plan of Reorganization..........    A-1
Appendix B -- Fund Information..............................    B-1
Appendix C -- Management's Discussion of Fund Performance as
             of August 31, 2001 -- Liberty Federal
             Securities Fund................................    C-1



     This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Liberty Intermediate Government Fund (the "Government Fund") by the Liberty Federal Securities Fund (the "Federal Securities Fund," and together with the Government Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Government Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on October 18, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. The Funds are each registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.


     The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the Government Fund by the Federal Securities Fund. If the Acquisition occurs, you will become a shareholder of the Federal Securities Fund. The Federal Securities Fund seeks as high a level of current income and total return as is consistent with prudent risk. If the Agreement and Plan of Reorganization is approved by the shareholders of the Government Fund and the Acquisition occurs, the Government Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Federal Securities Fund in exchange for shares of the same class of the Federal Securities Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Government Fund will be distributed pro rata to its shareholders of the same class.

     Please review the enclosed Prospectus of the Federal Securities Fund for your class of shares. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:


     - The Class A, B and C Prospectus of the Government Fund dated January 1, 2002, as supplemented on February 7, 2002, April 22, 2002 and July 12, 2002.

     - The Class Z Prospectus of the Government Fund dated January 1, 2002, as supplemented on April 22, 2002, May 1, 2002 and July 12, 2002.


     - The Statement of Additional Information of the Government Fund dated January 1, 2002, as supplemented on February 1, 2002 and April 22, 2002.

     - Management's discussion of Fund performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Government Fund dated August 31, 2001.

     - The financial statements included in the Semi-Annual Report to Shareholders of the Government Fund dated February 28, 2002.


     - The Statement of Additional Information of the Federal Securities Fund dated August 23, 2002, relating to the Acquisition.



     The Government Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.libertyfunds.com. Text-only versions of all the Government Fund and Federal Securities Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102 and at the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?


The Trustees of Liberty Funds Trust II ("Trust II"), who are also the Trustees of Liberty Funds Trust III ("Trust III") (each a "Trust" and together, the "Trusts"), are recommending that the Federal Securities Fund acquire the Government Fund. This means that the Federal Securities Fund would acquire all of the assets and liabilities of the Government Fund in exchange for shares of the Federal Securities Fund. If the Acquisition is approved, you will receive shares of the Federal Securities Fund with an aggregate net asset value equal to the aggregate net asset value of your Government Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around November 4, 2002, or such other date as the parties may agree.


2.  WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of Trust II recommend approval of the Acquisition because it offers shareholders of the Government Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operation by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies generally similar to those of the Government Fund. In reviewing the Acquisition, the Trustees also considered the following matters:

     - based on estimated expense ratios as of March 31, 2002, shareholders of the Government Fund are expected to experience a slight decrease in expenses;


     - shareholders of the Government Fund will move into a fund with better long-term performance; and


     - the Acquisition is expected to be tax-free for shareholders of the Government Fund who choose to remain shareholders of the Federal Securities Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

SHAREHOLDERS OF THE GOVERNMENT FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF THE GOVERNMENT FUND ARE GENERALLY SIMILAR TO THOSE OF THE FEDERAL SECURITIES FUND, THERE WILL BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. THE GOVERNMENT FUND GENERALLY MAINTAINS A DURATION OF GREATER THAN TWO AND A HALF YEARS AND LESS THAN SEVEN YEARS, WHEREAS THE FEDERAL SECURITIES FUND GENERALLY MAINTAINS A DURATION OF GREATER THAN FOUR AND A HALF YEARS AND LESS THAN TEN YEARS. AS OF MARCH 31, 2002, THE AVERAGE DURATION OF THE GOVERNMENT FUND WAS APPROXIMATELY 4.2 YEARS, WHEREAS THAT OF THE FEDERAL SECURITIES FUND WAS APPROXIMATELY 5.5 YEARS. PLEASE SEE THE ANSWER TO QUESTION 4 BELOW FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Government Fund and the Federal Securities Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in its first year following the Acquisition. The shareholder fees presented below for the Federal Securities Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Government Fund for its last fiscal year (ended August 31, 2001) and for the Federal Securities Fund for its last fiscal year (ended August 31,

2001) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of March 31, 2002).


Shareholders of the Government Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges will continue to apply.

THE PRO FORMA COMBINED ANNUAL FUND OPERATING EXPENSES PRESENTED IN THE TABLE BELOW ARE THE SAME AS THE EXPENSES INCURRED BY THE GOVERNMENT FUND FOR ITS FISCAL YEAR ENDED AUGUST 31, 2001. HOWEVER, THE PRO FORMA EXPENSES ARE EXPECTED TO BE SLIGHTLY LOWER THAN COLUMBIA'S ESTIMATE OF THE EXPENSE RATIOS FOR THE GOVERNMENT FUND AS OF MARCH 31, 2002.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                     GOVERNMENT FUND(1)
                                                                     ------------------
                                                          CLASS A    CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                          4.75       0.00       0.00       0.00
--------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions
(%) (as a percentage of the lesser of purchase price
or redemption price)                                       1.00(2)    5.00       1.00       0.00
--------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                                    (3)        (3)        (3)        (3)

                                                                 FEDERAL SECURITIES FUND(1)
                                                                 --------------------------
                                                          CLASS A    CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                           4.75      0.00       0.00       0.00
--------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions
(%) (as a percentage of the lesser of purchase price
or redemption price)                                        1.00(2)   5.00       1.00       0.00
--------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                                     (3)       (3)        (3)        (3)

---------------
 (1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

 (2) This charge applies only to certain Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of the purchase and that are sold within 18 months of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to this charge if sold within 18 months of the date of purchase.

 (3) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                         GOVERNMENT FUND (FOR THE FISCAL YEAR ENDED AUGUST 31, 2001)
                                         -----------------------------------------------------------
                                        CLASS A           CLASS B           CLASS C           CLASS Z
Management fee (%)                        0.60              0.60              0.60              0.60
------------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
fees(4) (%)                               0.25              1.00            1.00(5)             0.00
------------------------------------------------------------------------------------------------------
Other expenses (%)                        0.33              0.33              0.33              0.33
------------------------------------------------------------------------------------------------------
Total annual fund operating expenses
(%)                                       1.18              1.93            1.93(5)             0.93

                                      FEDERAL SECURITIES FUND (FOR THE FISCAL YEAR ENDED AUGUST 31, 2001)
                                      -------------------------------------------------------------------
                                      CLASS A             CLASS B             CLASS C             CLASS Z
Management fee (%)                      0.60                0.60                0.60                0.60
----------------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
fees(4) (%)                             0.25                1.00             1.00(6)                0.00
----------------------------------------------------------------------------------------------------------
Other expenses (%)                      0.30                0.30                0.30                0.30
----------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses (%)                            1.15                1.90             1.90(6)                0.90

                                                  FEDERAL SECURITIES FUND (PRO FORMA COMBINED)
                                                  --------------------------------------------
                                              CLASS A        CLASS B        CLASS C        CLASS Z
Management fee (%)                             0.59           0.59           0.59           0.59
--------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(4) (%)   0.25           1.00          1.00(6)         0.00
--------------------------------------------------------------------------------------------------
Other expenses (%)                             0.34           0.34           0.34           0.34
--------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)       1.18           1.93          1.93(6)         0.93

---------------
 (4) The Government Fund and the Federal Securities Fund have adopted plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each Fund's Class A, B and C shares. The annual distribution fee may equal up to 0.75% for each Fund's Class B and C shares. There is no annual distribution fee for each Fund's Class A shares. Distribution and service fees are paid out of the assets attributable to these classes.

 (5) The Government Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. If this waiver were reflected in the table, the 12b-1 fees for Class C shares would be 0.85% and the total annual fund operating expenses for Class C shares would be 1.78%. This arrangement may be modified or terminated by the distributor at any time.

 (6) The Federal Securities Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. If this waiver were reflected in the table, the 12b-1 fees for Class C shares would be 0.85%, the total annual fund operating expenses for Class C shares would be 1.75% and the pro forma total annual operating expenses for Class C shares would be 1.78%. This arrangement may be modified or terminated by the distributor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Government Fund or the Federal Securities Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

     - Class B shares convert to Class A shares after eight years

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
GOVERNMENT FUND
Class A                                                    $590      $832      $1,093      $1,839
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $196      $606      $1,042      $2,058
         sold all your shares at end of period             $696      $906      $1,242      $2,058
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                          $196      $606      $1,042      $2,254
         sold all your shares at end of period             $296      $606      $1,042      $2,254
--------------------------------------------------------------------------------------------------
Class Z                                                    $ 95      $296      $  515      $1,143
--------------------------------------------------------------------------------------------------

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
FEDERAL SECURITIES FUND
Class A                                                    $587      $823      $1,078      $1,806
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $193      $597      $1,026      $2,027
         sold all your shares at end of period             $693      $897      $1,226      $2,027
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                          $193      $597      $1,026      $2,222
         sold all your shares at end of period             $293      $597      $1,026      $2,222
--------------------------------------------------------------------------------------------------
Class Z                                                    $ 92      $287      $  498      $1,108
--------------------------------------------------------------------------------------------------
FEDERAL SECURITIES FUND (pro forma combined)
Class A                                                    $590      $832      $1,093      $1,839
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                          $196      $606      $1,042      $2,059
         sold all your shares at end of period             $696      $906      $1,242      $2,059
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                          $196      $606      $1,042      $2,254
         sold all your shares at end of period             $296      $606      $1,042      $2,254
--------------------------------------------------------------------------------------------------
Class Z                                                    $ 95      $296      $  515      $1,143

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Government Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Federal Securities Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GOVERNMENT FUND AND THE FEDERAL SECURITIES FUND COMPARE?

This table shows the investment goal and principal investment strategies of each
Fund:

----------------------------------------------------------------------------------------------------------
                     GOVERNMENT FUND                                 FEDERAL SECURITIES FUND
----------------------------------------------------------------------------------------------------------
    INVESTMENT GOAL: The Government Fund seeks as high  INVESTMENT GOAL: The Federal Securities Fund seeks
    a level of current income and total return as is    as high a level of current income and total return
    consistent with prudent risk.                       as is consistent with prudent risk.
----------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENT STRATEGIES: The Government     PRINCIPAL INVESTMENT STRATEGIES: The Federal
    Fund seeks to achieve its goal as follows:          Securities Fund seeks to achieve its goal as
                                                        follows:

    - Under normal market conditions, the Fund invests  - Under normal market conditions, the Fund invests
      at least 80% of its net assets (plus any            at least 80% of its net assets (plus any
      borrowings for investment purposes) in U.S.         borrowings for investment purposes) in U.S.
      government securities, including U.S. treasuries    government securities, including U.S. treasuries
      and securities of various U.S. government           and securities of various U.S. government
      agencies. Agency securities include                 agencies. Agency securities include
      mortgage-backed securities, which represent         mortgage-backed securities, which represent
      interests in pools of mortgages.                    interests in pools of mortgages.

    - The Fund may also invest up to 20% of its assets  - The Fund may also invest up to 20% of its assets
      in corporate bonds or mortgage- or asset-backed     in corporate bonds or mortgage- or asset-backed
      securities that are issued by private entities.     securities that are issued by private entities.
      These securities must be rated investment grade     These securities must be rated investment grade
      by Moody's Investors Services, Inc., Standard &     by Moody's Investors Services, Inc., Standard &
      Poor's or Fitch Ratings.                            Poor's or Fitch Ratings.

    - The Fund generally maintains a duration of        - The Fund generally maintains a duration of
      greater than two and a half years and less than     greater than four and a half years and less than
      seven years. The Fund's advisor may vary the        ten years. The Fund's advisor may vary the
      Fund's duration depending on its forecast of        Fund's duration depending on its forecast of
      interest rates and market conditions.               interest rates and market conditions.
----------------------------------------------------------------------------------------------------------

The following highlights the differences in the principal investment strategies that each Fund uses to achieve its investment goal:

     - The Government Fund generally maintains a duration of greater than two and a half years and less than seven years, whereas the Federal Securities Fund generally maintains a duration of greater than four and a half years and less than ten years. As of March 31, 2002, the average duration of the Government Fund was approximately 4.2 years, whereas that of the Federal Securities Fund was approximately 5.5 years.


Except as noted above, the Funds are both subject to the same investment policies. For a complete list of the Funds' investment policies and restrictions, see the Funds' Statement of Additional Information.

5. WHAT CLASS OF FEDERAL SECURITIES FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

You will receive the same class of shares that you currently own in the Government Fund. The shares will have the same exchange rights, will bear the same contingent deferred sales charges ("CDSCs") upon redemption, and, in the case of Class B shares, will convert to Class A shares at the same time, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Government Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Government Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Government Fund shares are expected to carry over to your new shares in the Federal Securities Fund.


The Federal Securities Fund's ability to carry forward its own pre-Acquisition losses and use them to offset future gains will be limited if, at the time of the Acquisition, the Government Fund is larger than the Federal Securities Fund (as was the case on May 31, 2002). Alternatively, if, at the time of the Acquisition, the Federal Securities Fund is larger than the Government Fund, the Federal Securities Fund's ability to carry forward the pre-Acquisition losses of the Government Fund and use them to offset future gains will be limited. In addition, the Federal Securities Fund may be limited in its ability to use the unrealized losses or capital loss carryforwards of either Fund to reduce gains "built in" to the assets of the other Fund at the time of the Acquisition. In certain circumstances, you may pay more taxes, or pay taxes sooner, than if the Acquisition did not occur.

      PROPOSAL -- ACQUISITION OF THE LIBERTY INTERMEDIATE GOVERNMENT FUND
                     BY THE LIBERTY FEDERAL SECURITIES FUND

THE PROPOSAL


     You are being asked to approve the Agreement and Plan of Reorganization dated July 26, 2002, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Federal Securities Fund, and how do they compare with those of the Government Fund?

     The Federal Securities Fund is subject to market risk, management risk, interest rate risk, issuer risk, structure risk, and prepayment risk, which are also the risks to which the Government Fund is subject. To the extent the Federal Securities Fund has a longer duration than the Government Fund, it may be subject to increased interest rate risk. The principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks of the Federal Securities Fund, please see the enclosed Prospectus of the Federal Securities Fund for your class of shares. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

     SHAREHOLDERS OF THE GOVERNMENT FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOAL AND STRATEGIES OF THE GOVERNMENT FUND ARE GENERALLY SIMILAR TO THOSE OF THE FEDERAL SECURITIES FUND, THERE WILL BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. THE GOVERNMENT FUND GENERALLY MAINTAINS A DURATION OF GREATER THAN TWO AND A HALF YEARS AND LESS THAN SEVEN YEARS, WHEREAS THE FEDERAL SECURITIES FUND GENERALLY MAINTAINS A DURATION OF GREATER THAN FOUR AND A HALF YEARS AND LESS THAN TEN YEARS. AS OF MARCH 31, 2002, THE AVERAGE DURATION OF THE GOVERNMENT FUND WAS APPROXIMATELY 4.2 YEARS, WHEREAS THAT OF THE FEDERAL SECURITIES FUND WAS APPROXIMATELY 5.5 YEARS. PLEASE SEE THE ANSWER TO QUESTION 4 ABOVE FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization


     If approved by the shareholders of the Government Fund, the Acquisition is expected to occur on or around November 4, 2002, or such other date as the parties may agree, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:


     - The Government Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Federal Securities Fund in exchange for shares of the same class of the Federal Securities Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.


     - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on November 1, 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.


     - The shares of each class of the Federal Securities Fund received by the Government Fund will be distributed to the shareholders of the same class of the Government Fund pro rata in accordance with their percentage ownership of such class of the Government Fund in full liquidation of the Government Fund.

     - After the Acquisition, the Government Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - The Acquisition requires approval by the Government Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both Trust II and Trust III.

     Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of Trust II to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

  Shares You Will Receive

     If the Acquisition occurs, you will receive shares in the Federal Securities Fund of the same class as the shares that you currently own in the Government Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - They will bear the same sales charges, redemption fees and CDSCs as your current shares to the extent such charges and fees apply, but for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Government Fund shares.

     - The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition.

     - You will have the same exchange options as you currently have.

     - You will have the same voting rights as you currently have, but as a shareholder of the Federal Securities Fund of Trust III.


     Information concerning the capitalization of each of the Funds is provided below under "Capitalization."


  Reasons for the Acquisition


     The Trustees of Trust II, who are also the Trustees of Trust III, including all Trustees who are not "interested persons" of those Trusts, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization which is attached as Appendix A to this Prospectus/Proxy Statement.



     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty, Stein Roe, Galaxy and Columbia Funds groups proposed by Columbia, the parent of the investment advisors to the Liberty, Stein Roe, Galaxy and Columbia Funds. The overall purposes of these acquisitions and liquidations include consolidating and rationalizing the product offerings of the Liberty, Stein Roe, Galaxy and Columbia Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.*



     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on May 7-8, May 21, and June 19, 2002, the following reasons for the Government Fund to enter into the Acquisition:


     - The Acquisition is intended to create a larger fund with an investment goal and strategies generally similar to those of the Government Fund.

     - Based on estimated expense ratios as of March 31, 2002, expenses are expected to decrease slightly as a percentage of fund assets.

---------------


* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

     - The Acquisition is intended to permit the Government Fund's shareholders to exchange their investment for an investment in the Federal Securities Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Government Fund shareholder were to redeem his or her shares to invest in another fund, such as the Federal Securities Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Government Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Government Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Federal Securities Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees considered that shareholders of the Government Fund who do not want to become shareholders of the Federal Securities Fund could redeem their shares in the Government Fund in taxable transactions prior to the Acquisition.

     In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Federal Securities Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The bar charts below show the percentage gain or loss in each calendar year for the ten-year period ending December 31, 2001 for Class A shares of the Government Fund and the Federal Securities Fund. They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). Returns would be lower if the applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                                GOVERNMENT FUND
[BAR CHART]

                                                                            GOVERNMENT FUND
                                                                            ---------------
1992                                                                              5.03
1993                                                                              5.66
1994                                                                             -1.78
1995                                                                             14.93
1996                                                                              2.82
1997                                                                              8.33
1998                                                                              8.14
1999                                                                             -2.16
2000                                                                             10.55
2001                                                                              6.88

The Fund's year-to-date total return through June 30, 2002, was 3.32%. For period shown in bar chart:
Best quarter: 3rd quarter 1998, +5.10%
Worst quarter: 1st quarter 1999, -1.91%

                            FEDERAL SECURITIES FUND
[BAR CHART]

                                                                        FEDERAL SECURITIES FUND
                                                                        -----------------------
1992                                                                              6.18
1993                                                                             12.13
1994                                                                             -5.58
1995                                                                             20.41
1996                                                                              0.96
1997                                                                              9.89
1998                                                                              9.11
1999                                                                             -4.29
2000                                                                             12.26
2001                                                                              6.74

The Fund's year-to-date total return through June 30, 2002, was 3.60%. For period shown in bar chart:
Best quarter: 2nd quarter 1995, +6.84%
Worst quarter: 1st quarter 1994, -4.47%

     The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods ending December 31, 2001, including applicable sales charges, for Class A, B, C and Z shares of the Government Fund and the Federal Securities Fund. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.

     After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

GOVERNMENT FUND(7)(8)

                                                          INCEPTION
                                                            DATE      1 YEAR   5 YEARS   10 YEARS
Class A (%)                                               10/13/87
  Return Before Taxes                                                  1.80     5.22       5.21
  Return After Taxes on Distributions                                 -0.33     2.84       2.69
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                            1.07     2.95       2.87
-------------------------------------------------------------------------------------------------
Class B (%)                                               6/08/92
  Return Before Taxes                                                  1.08     5.14       4.98
  Return After Taxes on Distributions                                 -0.84     3.02       2.74
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                            0.64     3.04       2.86
-------------------------------------------------------------------------------------------------
Class C (%)                                               8/01/97
  Return Before Taxes                                                  5.24     5.70       5.44
  Return After Taxes on Distributions                                  3.26     3.51       3.02
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                            3.17     3.46       3.13
-------------------------------------------------------------------------------------------------
Class Z (%)                                               1/29/99
  Return Before Taxes                                                  7.15     6.41       5.80
  Return After Taxes on Distributions                                  4.80     3.93       3.23
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                            4.32     3.88       3.34
-------------------------------------------------------------------------------------------------
Lehman Index (%)                                            N/A        8.42     7.06       6.65
-------------------------------------------------------------------------------------------------
Lipper Average (%)                                          N/A        6.91     6.28       5.92

---------------
 (7) The Government Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (the "Lehman Index"), an unmanaged index that tracks the performance of intermediate U.S. government securities. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in Lipper, Inc.'s Intermediate U.S. Government Funds Category (the "Lipper Average"), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Sales charges are not reflected in the Lipper Average.

 (8) Classes B, C and Z are newer classes of shares. Their performance information includes returns of the Government Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would have been lower for Class B and Class C shares, and higher for Class Z shares, since Class Z shares are not subject to service fees. With respect to Class Z shares, Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges.

FEDERAL SECURITIES FUND(9)(10)

                                                          INCEPTION
                                                            DATE      1 YEAR   5 YEARS   10 YEARS
Class A (%)                                               3/30/84
  Return Before Taxes                                                  1.67     5.54       5.99
  Return After Taxes on Distributions                                 -0.55     2.97       3.26
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                            0.98     3.12       3.40
-------------------------------------------------------------------------------------------------
Class B (%)                                               6/08/92
  Return Before Taxes                                                  1.05     5.46       5.75
  Return After Taxes on Distributions                                 -0.97     3.15       3.29
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                            0.61     3.20       3.37
-------------------------------------------------------------------------------------------------
Class C (%)                                               8/01/97
  Return Before Taxes                                                  5.10     6.02       6.23
  Return After Taxes on Distributions                                  3.02     3.63       3.59
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                            3.08     3.62       3.67
-------------------------------------------------------------------------------------------------
Class Z (%)                                               1/11/99
  Return Before Taxes                                                  7.00     6.73       6.59
  Return After Taxes on Distributions                                  4.56     4.06       3.80
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                            4.23     4.04       3.88
-------------------------------------------------------------------------------------------------
Lehman Index (%)                                            N/A        8.42     7.06       6.65
-------------------------------------------------------------------------------------------------
Lipper Average (%)                                          N/A        6.25     6.32       6.26

---------------
 (9) The Federal Securities Fund's returns are compared to the Lehman Brothers Intermediate U.S. Government Bond Index (the "Lehman Index"), an unmanaged index that tracks the performance of intermediate U.S. government securities. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in Lipper, Inc.'s General U.S. Government Funds Category (the "Lipper Average"), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Sales charges are not reflected in the Lipper Average.

(10) Classes B, C and Z are newer classes of shares. Their performance information includes returns of the Federal Securities Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would have been lower for Class B and Class C shares, and higher for Class Z shares, since Class Z shares are not subject to service fees. With respect to Class Z shares, Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges.

  Capitalization



     The following table shows on an unaudited basis the capitalization of each of the Government Fund and the Federal Securities Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Government Fund by the Federal Securities Fund at net asset value as of that date.



                                                                                              FEDERAL
                                                                                          SECURITIES FUND
                                  GOVERNMENT     FEDERAL SECURITIES     PRO FORMA            PRO FORMA
                                     FUND               FUND           ADJUSTMENTS          COMBINED(A)
                                 ------------    ------------------    ------------       ---------------
Class A
Net asset value................  $555,917,253       $549,629,725       $   (116,624)(b)   $1,105,430,354
Shares outstanding.............    84,161,170         52,070,953        (31,474,650)         104,757,473
Net asset value per share......  $       6.61       $      10.56                                  $10.55

Class B
Net asset value................  $ 69,459,346       $ 57,116,838       $    (13,685)(b)   $  126,562,499
Shares outstanding.............    10,515,566          5,411,259         (3,932,624)          11,994,201
Net asset value per share......  $       6.61       $      10.56                                  $10.55

Class C
Net asset value................  $ 12,890,321       $  9,242,516       $     (2,436)(b)   $   22,130,401
Shares outstanding.............     1,951,464            875,629           (729,797)           2,097,296
Net asset value per share......  $       6.61       $      10.56                                  $10.55

Class Z
Net asset value................  $    286,943       $     55,621       $        (43)(b)   $      342,521
Shares outstanding.............        43,441              5,269            (16,247)              32,463
Net asset value per share......  $       6.61       $      10.56                                  $10.55


---------------

(a) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Federal Securities Fund will be received by the shareholders of the Government Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Federal Securities Fund that actually will be received on or after such date.



(b) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $85,533 and $47,255 to be borne by the Government Fund and the Federal Securities Fund, respectively.

 Financial Highlights of the Liberty Federal Securities Fund


     Selected data for a Class A share outstanding throughout each period is as follows:


                                   (UNAUDITED)
                                    SIX MONTHS
                                      ENDED                          YEAR ENDED AUGUST 31,                     YEAR ENDED
                                   FEBRUARY 28,       ----------------------------------------------------     OCTOBER 31,
CLASS A SHARES                         2002             2001       2000       1999       1998     1997(A)         1996
--------------                     ------------       --------   --------   --------   --------   --------     -----------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................    $  10.61         $  10.02   $  10.14   $  11.08   $  10.52   $  10.53     $    10.83
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income............        0.25(b)(c)       0.60(b)     0.74(d)     0.70     0.71       0.58           0.70
Net realized and unrealized gain
  (loss) on investments and
  futures contracts..............        0.04(c)          0.58      (0.14)     (0.97)      0.53      (0.04)         (0.30)
    Total from Investment
      Operations.................        0.29             1.18       0.60      (0.27)      1.24       0.54           0.40
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income.......       (0.29)           (0.59)     (0.68)     (0.67)     (0.68)     (0.55)         (0.69)
In excess of net investment
  income.........................          --               --      (0.03)        --         --         --             --
Return of capital................          --               --      (0.01)        --         --         --          (0.01)
    Total Distributions Declared
      to Shareholders............       (0.29)           (0.59)     (0.72)     (0.67)     (0.68)     (0.55)         (0.70)
NET ASSET VALUE, END OF PERIOD...    $  10.61         $  10.61   $  10.02   $  10.14   $  11.08   $  10.52     $    10.53
    Total return(e)..............        2.79%(f)        12.12%      6.23%     (2.56)%    12.11%      5.31%(f)       3.88%
RATIOS TO AVERAGE NET ASSETS:
Expenses(g)......................        1.16%(h)         1.15%      1.17%      1.15%      1.14%      1.19%(h)       1.18%
Net investment income(g).........        4.80%(c)(h)      5.82%      6.87%      6.58%      6.49%      6.71%(h)       6.62%
Portfolio turnover rate..........         133%(f)          229%        96%        42%       356%        79%(f)        125%
Net assets, end of period
  (000's)........................    $565,489         $577,809   $582,535   $681,542   $820,733   $888,479     $1,025,769

---------------

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the six months ended February 28, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.00% to 4.80%. Per share data and ratios for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h) Annualized.

     Selected data for a Class B share outstanding throughout each period is as follows:


                                   (UNAUDITED)
                                    SIX MONTHS                                                                    YEAR
                                      ENDED                          YEAR ENDED AUGUST 31,                        ENDED
                                   FEBRUARY 28,       ----------------------------------------------------     OCTOBER 31,
CLASS B SHARES                         2002            2001       2000        1999       1998      1997(A)        1996
--------------                     ------------       -------    -------     -------    -------    -------     -----------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................    $ 10.61          $ 10.02    $ 10.14     $ 11.08    $ 10.52    $ 10.53       $ 10.83
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income............       0.21(b)(c)       0.52(b)    0.67(d)     0.62       0.63       0.52          0.62
Net realized and unrealized gain
  (loss) on investments and
  futures contracts..............       0.04(c)          0.59      (0.14)      (0.97)      0.53      (0.04)        (0.30)
    Total from Investment
      Operations.................       0.25             1.11       0.53       (0.35)      1.16       0.48          0.32
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income.......      (0.25)           (0.52)     (0.61)      (0.59)     (0.60)     (0.49)        (0.61)
In excess of net investment
  income.........................         --               --      (0.03)         --         --         --            --
Return of capital................         --               --      (0.01)         --         --         --         (0.01)
  Total Distributions Declared to
    Shareholders.................      (0.25)           (0.52)     (0.65)      (0.59)     (0.60)     (0.49)        (0.62)
NET ASSET VALUE, END OF PERIOD...    $ 10.61          $ 10.61    $ 10.02     $ 10.14    $ 11.08    $ 10.52       $ 10.53
Total return(e)..................       2.40%(f)        11.32%      5.44%      (3.30)%    11.26%      4.66%(f)      3.11%
RATIOS TO AVERAGE NET ASSETS:
Expenses(g)......................       1.91%(h)         1.90%      1.92%       1.90%      1.89%      1.94%(h)      1.93%
Net investment income(g).........       4.05%(c)(h)      5.07%      6.12%       5.83%      5.74%      5.96%(h)      5.87%
Portfolio turnover rate..........        133%(f)          229%        96%         42%       356%        79%(f)       125%
Net assets, end of period
  (000's)........................    $58,979          $55,365    $53,765     $72,306    $72,038    $64,291       $73,389

---------------


 (a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.


(b) Per share data was calculated using average shares outstanding during the period.

 (c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the six months ended February 28, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 4.25% to 4.05%. Per share data and ratios for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.


 (e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


 (f) Not annualized.


 (g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.


(h) Annualized.

     Selected data for a Class C share outstanding throughout each period is as follows:


                                               (UNAUDITED)
                                                SIX MONTHS
                                                  ENDED                           YEAR ENDED AUGUST 31,
                                               FEBRUARY 28,       ------------------------------------------------------
CLASS C SHARES                                     2002            2001       2000       1999         1998       1997(A)
--------------                                 ------------       ------     ------     ------       ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $10.61          $10.02     $10.14     $11.08       $10.52      $10.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................       0.22(b)(c)      0.54(b)    0.68(d)    0.64         0.64        0.06
Net realized and unrealized gain (loss) on
  investments and futures contracts..........       0.04(c)         0.58      (0.14)     (0.97)        0.53       (0.20)
    Total from Investment Operations.........       0.26            1.12       0.54      (0.33)        1.17       (0.14)
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income...................      (0.26)          (0.53)     (0.62)     (0.61)       (0.61)      (0.05)
In excess of net investment income...........         --              --      (0.03)        --           --          --
Return of capital............................         --              --      (0.01)        --           --          --
  Total Distributions Declared to
    Shareholders.............................      (0.26)          (0.53)     (0.66)     (0.61)       (0.61)      (0.05)
NET ASSET VALUE, END OF PERIOD...............     $10.61          $10.61     $10.02     $10.14       $11.08      $10.52
Total return(e)..............................       2.48%(f)(g)    11.47%(f)   5.60%(f)  (3.15)%(f)   11.43%(f)   (1.31)%(g)
RATIOS TO AVERAGE NET ASSETS:
Expenses(h)..................................       1.76%(i)        1.75%      1.77%      1.79%        1.74%       1.82%(i)
Net investment income(h).....................       4.20%(c)(i)     5.22%      6.27%      5.98%        5.89%       6.55%(i)
Waiver/reimbursement.........................       0.15%(i)        0.15%      0.15%      0.15%        0.15%         --
Portfolio turnover rate......................        133%(g)         229%        96%        42%         356%         79%
Net assets, end of period (000's)............     $7,139          $6,347     $3,519     $4,986       $1,405      $   98

---------------

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the six months ended February 28, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 4.40% to 4.20%. Per share data and ratios for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.


(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.


(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(i) Annualized.

     Selected data for a Class Z share outstanding throughout each period is as follows:


                                                 (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED               YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28,       -----------------------------
CLASS Z SHARES                                       2002            2001       2000      1999(A)
--------------                                   ------------       ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD...........     $10.61          $10.02     $10.14     $11.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................       0.27(b)(c)      0.63(b)    0.77(d)    0.48
Net realized and unrealized gain (loss) on
  investments and futures contracts............       0.04(c)         0.58      (0.14)     (0.89)
     Total from Investment Operations..........       0.31            1.21       0.63      (0.41)
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income.....................      (0.31)          (0.62)     (0.71)     (0.46)
In excess of net investment income.............         --              --      (0.03)        --
Return of capital..............................         --              --      (0.01)        --
  Total Distributions Declared to
     Shareholders..............................      (0.31)          (0.62)     (0.75)     (0.46)
NET ASSET VALUE, END OF PERIOD.................     $10.61          $10.61     $10.02     $10.14
Total return(e)................................       2.91%(f)       12.39%      6.50%     (3.77)%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses(g)....................................       0.91%(h)        0.90%      0.92%      0.91%(h)
Net investment income(g).......................       5.05%(c)(h)     6.07%      7.12%      7.19%(h)
Portfolio turnover rate........................        133%(f)         229%        96%        42%
Net assets, end of period (000's)..............     $   61          $   13     $    1     $    1

---------------

(a) Class Z shares were initially offered on January 11, 1999. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. The effect of this change, for the six months ended February 28, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.25% to 5.05%. Per share data and ratios for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h) Annualized.


  Federal Income Tax Consequences


     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the Government Fund and the Federal Securities Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Government Fund or the shareholders of the Government Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of the Federal Securities Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Government Fund shares;

     - under Section 1223(1) of the Code, your holding period for the Federal Securities Fund shares you receive will include the holding period for your Government Fund shares if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Federal Securities Fund as a result of the Acquisition;

     - under Section 362(b) of the Code, the Federal Securities Fund's tax basis in the assets that the Federal Securities Fund receives from the Government Fund will be the same as the Government Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Federal Securities Fund's holding period in such assets will include the Government Fund's holding period in such assets.

     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.


     Prior to the closing of the Acquisition, the Government Fund will, and the Federal Securities Fund may, distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.


     A substantial portion of the portfolio assets of the Government Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Government Fund's basis in such assets. Because of substantial capital loss carryforwards, it is unlikely that any net capital gains arising from such sales will be required to be distributed to shareholders. Any net capital gains recognized in these sales, after reduction by available capital loss carryforwards, will be distributed to the Government Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.


     A substantial portion of the portfolio assets of the Government Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Government Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the Government Fund's shareholders as capital gains dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.



     The Securities Fund's ability to carry forward the realized capital losses of the Fund that is smaller at the time of the Acquisition and use them to offset its own future gains may be limited. First, one Fund's non-de minimis capital losses cannot be used to offset net pre-Acquisition "built-in" gains of the other Fund for five tax years. Second, a portion of the capital losses of the Fund that is smaller at the time of the Acquisition may become unavailable for use by the Securities Fund to offset any gains at all. Third, capital losses that do remain available to the Securities Fund will offset capital gains realized after the Acquisition and thus will reduce distributions to a broader group of shareholders than would have been the case absent such Acquisition. Therefore, in certain circumstances, former shareholders of an Acquired fund may pay more taxes, or pay taxes sooner, than they would had the Acquisition not occurred.



     As of May 31, 2002, the Securities Fund had approximately $146 million in realized capital losses, including current-year losses and net of current-year gains, and had approximately $12 million in pre-Acquisition "built-in" gains. As of the same date, the Government Fund had approximately $143 million in realized capital losses, including current-year losses and net of current-year gains, and had approximately $16 million in pre-Acquisition "built-in" gains.



     If the Acquisition had occurred on May 31, 2002, (i) the capital losses of the Federal Securities Fund could not be used to offset net pre-Acquisition "built-in" gains of the Government Fund, and a portion of the

Federal Securities Fund's capital losses would become unavailable for use by the Federal Securities Fund; and (ii) the capital losses of the Government Fund could not be used to offset net pre-Acquisition "built-in" gains of the Federal Securities Fund.


     This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF TRUST II UNANIMOUSLY RECOMMEND APPROVAL OF THE
AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal


     Approval of the Agreement and Plan of Reorganization, among Trust II on behalf of the Government Fund, Trust III on behalf of the Federal Securities Fund, and Columbia will require the affirmative vote of a majority of the shares of the Government Fund voted. A vote of the shareholders of the Federal Securities Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION


     The Trustees of Trust II are soliciting proxies from the shareholders of the Government Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on October 18, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about August 23, 2002.


  Information About Proxies and the Conduct of the Meeting


     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Government Fund or by employees or agents of Columbia and its affiliated companies. In addition, PROXY ADVANTAGE, a division of PFPC, Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $40,354.


  Voting Process

     You can vote in any one of the following ways:

     a. By mail, by filling out and returning the enclosed proxy card;

     b. By phone or Internet (see enclosed proxy insert for instructions); or

     c. In person at the Meeting.

     Shareholders who owned shares on the record date, August 2, 2002, are entitled to vote at the Meeting. Shareholders of the Government Fund are entitled to cast one vote for each share owned on the record date. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Government Fund and the Federal Securities Fund are approximately $171,066 and $94,510, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the Government Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the Government Fund and the Federal Securities Fund.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Government Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Government Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Government Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Government Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. However, these shares will not be counted as having voted, and therefore they will have no effect on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


     Advisor's and Underwriter's Addresses. The address of both Funds' investment advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of each

Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of August 2, 2002, for each class of the Government Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

     Adjournments; Other Business. If the Government Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Government Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Government Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Government Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. Neither Trust II nor Trust III holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of Trust II or Trust III, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of July 26, 2002, is by and among Liberty Funds Trust II (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated February 14, 1980, as amended, on behalf of the Liberty Intermediate Government Fund (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust III (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated May 30, 1986, as amended, on behalf of the Liberty Federal Securities Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares and Class C shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring

         Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall remain the responsibility of the Acquired Fund.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.


     3.1 The Closing Date shall be on November 4, 2002, or on such other date as the parties may agree. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.


     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Liberty Federal Securities Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended August 31, 2001, of the Acquired Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended February 28, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since February 28, 2002;

        (g) Since February 28, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
            5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of February 28, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended August 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended February 28, 2002, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since February 28, 2002;

        (h) Since February 28, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class C shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
            5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;


        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class C shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph
             5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after August 31, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after August 31, 2001, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


     9.2 All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Trust, on behalf of the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Trust, on behalf of the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Acquired Fund and fifty percent (50%) by Columbia; and (b) as to expenses allocable to the Acquiring Trust (other than fees paid to governmental authorities for the registration or qualification of the Acquisition Shares), on behalf of the Acquiring Fund, fifty percent (50%) of such expenses shall be borne by the Acquiring Fund and fifty percent (50%) by Columbia. In the event that the transactions contemplated herein are not consummated for any reason, Columbia will bear one hundred percent (100%) of the expenses set forth in this paragraph 9.2.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
             Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.


        If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.


     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty Funds Trust II, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary, or to Liberty Funds Trust III, One Financial Center, Boston, Massachusetts 02111,
Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY FUNDS TRUST II
                                          on behalf of Liberty Intermediate
                                          Government Fund


                                          By:   /s/ J. KEVIN CONNAUGHTON

                                            ------------------------------------


                                          Name:  J. Kevin Connaughton

                                              ----------------------------------


                                          Title:  Treasurer

                                             -----------------------------------

ATTEST:


        /s/ RUSSELL L. KANE

--------------------------------------


Name:  Russell L. Kane

      --------------------------------


Title:  Assistant Secretary

     ---------------------------------


                                          LIBERTY FUNDS TRUST III

                                          on behalf of Liberty Federal
                                          Securities Fund


                                          By:   /s/ J. KEVIN CONNAUGHTON

                                            ------------------------------------


                                          Name:  J. Kevin Connaughton

                                              ----------------------------------


                                          Title:  Treasurer

                                             -----------------------------------

ATTEST:


        /s/ RUSSELL L. KANE

--------------------------------------


Name:  Russell L. Kane

      --------------------------------


Title:  Assistant Secretary

     ---------------------------------

                                          Solely for purposes of paragraph 9.2
                                          of the Agreement:

                                          COLUMBIA MANAGEMENT GROUP, INC.


                                          By:      /s/ KEITH T. BANKS

                                            ------------------------------------


                                          Name:  Keith T. Banks

                                              ----------------------------------


                                          Title:  President

                                             -----------------------------------

ATTEST:


      /s/ JEAN S. LOEWENBERG

--------------------------------------


Name:  Jean S. Loewenberg

      --------------------------------


Title:  Secretary and General Counsel

     ---------------------------------

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE GOVERNMENT FUND

     For each class of the Government Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of August 2, 2002, was as follows:


                                                       NUMBER OF SHARES
                                                       OUTSTANDING AND
FUND                                          CLASS    ENTITLED TO VOTE
----                                          -----    ----------------

GOVERNMENT FUND.............................   A       83,516,043.4930
                                               B       13,201,389.6320
                                               C        1,820,666.6150
                                               Z          449,443.4140


OWNERSHIP OF SHARES

     As of August 2, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and of each Trust as a whole. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:


                                                                 NUMBER OF     PERCENTAGE OF
                                                                OUTSTANDING     OUTSTANDING
                                                                 SHARES OF       SHARES OF
FUND AND CLASS            NAME AND ADDRESS OF SHAREHOLDER       CLASS OWNED     CLASS OWNED
--------------            -------------------------------       ------------   -------------
GOVERNMENT FUND
CLASS B................  Merrill Lynch Pierce Fenner & Smith     883,770.334        6.69%
                         For the Sole Benefit of its
                         Customers
                         Attn: Fund Administration #97E96
                         4800 Deer Lake Dr. E. 2nd Fl.
                         Jacksonville, FL 32246-6484

CLASS C................  Merrill Lynch Pierce Fenner & Smith     121,524.503        6.67%
                         For the Sole Benefit of its
                         Customers
                         Attn: Fund Administration #97RE2
                         4800 Deer Lake Dr. E. 2nd Fl.
                         Jacksonville, FL 32246-6484

CLASS Z................  A Charitable Foundation                 414,789.729       83.05%
                         The Feinstein Foundation Inc.
                         37 Alhambra Cir
                         Cranston, RI 02905-3416

                         Investors Bank & Trust IRA               27,740.823        5.55%
                         Gary L. Brewer
                         RR 1 Box 288
                         Marble Hill, MO 63764-9717


                                                                     NUMBER OF     PERCENTAGE OF
                                                                    OUTSTANDING     OUTSTANDING
                                                                     SHARES OF       SHARES OF
FUND AND CLASS               NAME AND ADDRESS OF SHAREHOLDER        CLASS OWNED     CLASS OWNED
--------------               -------------------------------        ------------   -------------
FEDERAL SECURITIES FUND
CLASS A...................  Merrill Lynch Pierce Fenner & Smith    3,035,270.604       5.82%
                            For the Sole Benefit of its
                            Customers
                            Attn: Fund Administration #97E91
                            4800 Deer Lake Dr. E. 2nd Fl.
                            Jacksonville, FL 32246-6484

CLASS C...................  Merrill Lynch Pierce Fenner & Smith       53,051.674        5.94%
                            For the Sole Benefit of its
                            Customers
                            Attn: Fund Administration #97RE1
                            4800 Deer Lake Dr. E. 2nd Fl.
                            Jacksonville, FL 32246-6484

                            The Simsbury Fire District                53,469.319        6.65%
                            871 Hopmeadow St.
                            Simsbury, CT 06070-1821

CLASS Z...................  US Bank NA Cust Sep IRA                    3,350.892        6.79%
                            Bill Goichberg
                            P.O. Box 249
                            Salisbury Mills, NY 12577-0249

                            Investors Bank & Trust IRA                 3,740.488        7.03%
                            Carolyn Mitchell
                            7525 Oakhill Ave.
                            Wauwatosa, WI 53213-1724

                            Khalid R. Siddiqui MD                      7,177.982       14.54%
                            5004 W. Waterberry Dr.
                            Huron, OH 44839-2266

                            Robert E. Nelson &                         4,648.957        9.42%
                            Martha J. Nelson JTWROS
                            P.O. Box 250
                            Green Valley, AZ 85622-0250

                            Investors Bank & Trust Rollover IRA       10,318.964       20.90%
                            Lowell P. Lumpkin
                            556 Elderwood Dr.
                            Kettering, OH 45429-1816

                            The Leon Lapides Fam. Trust                5,351.579       10.84%
                            6345 Standing Boy Dr.
                            Columbus, GA 31904-2217

                            Investors Bank and Trust IRA               5,287.144       10.71%
                            Richard C. Ruppin
                            S 7728 Allbrite Rd.
                            Merrimac, WI 53561

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

     As of August 2, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Federal Securities Fund upon consummation of the
Acquisition:


                                                                     PERCENTAGE OF OUTSTANDING
                                                                    SHARES OF CLASS OWNED UPON
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER       CONSUMMATION OF ACQUISITION
--------------              ------------------------------------    ---------------------------
GOVERNMENT FUND
CLASS B...................  Merrill Lynch Pierce Fenner & Smith                   3.62%
                            For the Sole Benefit of its
                            Customers
                            Attn: Fund Administration #97E96
                            4800 Deer Lake Dr. E. 2nd Fl.
                            Jacksonville, FL 32246-6484

CLASS C...................  Merrill Lynch Pierce Fenner & Smith                   3.73%
                            For the Sole Benefit of its
                            Customers
                            Attn: Fund Administration #97RE2
                            4800 Deer Lake Dr. E. 2nd Fl.
                            Jacksonville, FL 32246-6484

CLASS Z...................  A Charitable Foundation                              71.68%
                            The Feinstein Foundation Inc.
                            37 Alhambra Cir
                            Cranston, RI 02905-3416

                            Investors Bank & Trust IRA                            4.79%
                            Gary L. Brewer
                            RR 1 Box 288
                            Marble Hill, MO 63764-9717


FEDERAL SECURITIES FUND
CLASS A...................  Merrill Lynch Pierce Fenner & Smith                   2.91%
                            For the Sole Benefit of its
                            Customers
                            Attn: Fund Administration #97E91
                            4800 Deer Lake Dr. E. 2nd Fl.
                            Jacksonville, FL 32246-6484

CLASS C...................  Merrill Lynch Pierce Fenner & Smith                   2.62%
                            For the Sole Benefit of its
                            Customers
                            Attn: Fund Administration #97RE1
                            4800 Deer Lake Dr. E. 2nd Fl.
                            Jacksonville, FL 32246-6484

                            The Simsbury Fire District                            2.93%
                            871 Hopmeadow St.
                            Simsbury, CT 06070-1821

CLASS Z...................  US Bank NA Cust Sep IRA                               0.93%
                            Bill Goichberg
                            P.O. Box 249
                            Salisbury Mills, NY 12577-0249

                            Investors Bank & Trust IRA                            0.96%
                            Carolyn Mitchell
                            7525 Oakhill Ave.
                            Wauwatosa, WI 53213-1724

                            Khalid R. Siddiqui MD                                 1.99%
                            5004 W. Waterberry Dr.
                            Huron, OH 44839-2266

                            Robert E. Nelson &                                    1.29%
                            Martha J. Nelson JTWROS
                            P.O. Box 250
                            Green Valley, AZ 85622-0250


                                                                     PERCENTAGE OF OUTSTANDING
                                                                    SHARES OF CLASS OWNED UPON
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER       CONSUMMATION OF ACQUISITION
--------------              ------------------------------------    ---------------------------
                            Investors Bank & Trust Rollover IRA                  2.86%
                            Lowell P. Lumpkin
                            556 Elderwood Dr.
                            Kettering, OH 45429-1816

                            The Leon Lapides Fam. Trust                          1.48%
                            6345 Standing Boy Dr.
                            Columbus, GA 31904-2217

                            Investors Bank and Trust IRA                         1.47%
                            Richard C. Ruppin
                            S 7728 Allbrite Rd.
                            Merrimac, WI 53561


                                                                      APPENDIX C



       MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE AS OF AUGUST 31, 2001

                        LIBERTY FEDERAL SECURITIES FUND

           PERFORMANCE INFORMATION -- LIBERTY FEDERAL SECURITIES FUND

VALUE OF A $10,000 INVESTMENT
8/31/91 -- 8/31/01

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES, 8/31/91 -- 8/31/01 ($)

                                                             WITHOUT     WITH
                                                              SALES     SALES
                                                             CHARGE     CHARGE
                                                             -------    ------
Class A....................................................  20,077     19,123
                                                             ------     ------
Class B....................................................  18,725     18,725
                                                             ------     ------
Class C....................................................  19,594     19,594
                                                             ------     ------
Class Z....................................................  20,209     20,209

(Performance Graph)

                                                                                                        LEHMAN BROS. INTERMEDIATE
                                                 CLASS A SHARES WITHOUT     CLASS A SHARES WITH SALES     U.S. GOVERNMENT BOND
                                                      SALES CHARGE                   CHARGE                       INDEX
                                                 ----------------------     -------------------------   -------------------------
8/31/1991                                               10000.00                     9525.00                    10000.00
                                                        10230.00                     9744.08                    10170.00
                                                        10310.80                     9821.05                    10285.90
                                                        10382.00                     9888.82                    10406.30
                                                        10788.90                    10276.50                    10659.20
                                                        10596.90                    10093.50                    10556.80
                                                        10658.40                    10152.10                    10589.50
                                                        10592.30                    10089.10                    10547.20
                                                        10644.20                    10138.60                    10642.10
                                                        10816.60                    10302.80                    10800.70
                                                        10939.90                    10420.30                    10956.20
                                                        11155.40                    10625.50                    11166.60
                                                        11240.20                    10706.30                    11280.50
                                                        11356.00                    10816.60                    11436.10
                                                        11254.90                    10720.30                    11298.90
                                                        11268.40                    10733.20                    11251.50
                                                        11458.90                    10914.60                    11398.90
                                                        11767.10                    11208.20                    11610.90
                                                        12056.60                    11483.90                    11781.50
                                                        12100.00                    11525.20                    11825.10
                                                        12219.80                    11639.30                    11917.40
                                                        12230.80                    11649.80                    11885.20
                                                        12568.30                    11971.30                    12057.50
                                                        12622.40                    12022.80                    12081.60
                                                        12831.90                    12222.40                    12261.70
                                                        12908.90                    12295.70                    12311.90
                                                        12941.20                    12326.50                    12341.50
                                                        12770.40                    12163.80                    12279.80
                                                        12854.60                    12244.00                    12330.10
                                                        13030.80                    12411.80                    12452.20
                                                        12714.10                    12110.20                    12281.60
                                                        12279.30                    11696.00                    12102.30
                                                        12156.50                    11579.00                    12023.60
                                                        12172.30                    11594.10                    12032.00
                                                        12082.20                    11508.30                    12034.50
                                                        12323.90                    11738.50                    12192.10
                                                        12352.20                    11765.50                    12227.50
                                                        12117.50                    11541.90                    12126.00
                                                        12086.00                    11511.90                    12128.40
                                                        12030.40                    11459.00                    12073.80
                                                        12132.70                    11556.40                    12113.70
                                                        12396.00                    11807.10                    12311.10
                                                        12735.60                    12130.70                    12548.70
                                                        12790.40                    12182.80                    12617.70
                                                        12996.30                    12379.00                    12764.10
                                                        13581.10                    12936.00                    13124.00
                                                        13668.00                    13018.80                    13208.00
                                                        13601.10                    12955.00                    13214.60
                                                        13765.60                    13111.80                    13324.30
                                                        13904.70                    13244.20                    13413.60
                                                        14123.00                    13452.10                    13561.10
                                                        14368.70                    13686.20                    13726.60
                                                        14615.90                    13921.60                    13862.50
                                                        14718.20                    14019.00                    13978.90
                                                        14278.10                    13599.90                    13830.80
                                                        14075.30                    13406.80                    13767.10
                                                        13951.50                    13288.80                    13727.20
                                                        13841.30                    13183.80                    13720.40
                                                        14042.00                    13375.00                    13860.30
                                                        14065.80                    13397.70                    13903.30
                                                        14008.20                    13342.80                    13918.60
                                                        14295.30                    13616.30                    14098.10
                                                        14667.00                    13970.30                    14329.30
                                                        14957.40                    14246.90                    14502.70
                                                        14754.00                    14053.20                    14424.40
                                                        14789.40                    14086.90                    14479.20
                                                        14796.80                    14094.00                    14502.40
                                                        14548.20                    13857.20                    14419.70
                                                        14827.50                    14123.20                    14582.60
                                                        14964.00                    14253.20                    14696.40
                                                        15173.50                    14452.70                    14822.80
                                                        15645.30                    14902.20                    15095.50
                                                        15448.20                    14714.40                    15038.10
                                                        15704.60                    14958.70                    15202.10
                                                        15992.00                    15232.40                    15379.90
                                                        16028.80                    15267.50                    15413.80
                                                        16214.80                    15444.60                    15538.60
                                                        16461.20                    15679.30                    15740.60
                                                        16408.50                    15629.10                    15723.30
                                                        16446.30                    15665.10                    15772.00
                                                        16515.40                    15730.90                    15847.80
                                                        16690.40                    15897.60                    15957.10
                                                        16852.30                    16051.80                    16064.00
                                                        16874.20                    16072.70                    16125.10
                                                        17318.00                    16495.40                    16429.80
                                                        17839.30                    16991.90                    16812.60
                                                        17644.80                    16806.70                    16841.20
                                                        17620.20                    16783.20                    16789.00
                                                        17694.20                    16853.70                    16854.50
                                                        17812.70                    16966.60                    16930.30
                                                        17317.50                    16494.90                    16698.40
                                                        17443.90                    16615.30                    16808.60
                                                        17499.80                    16668.50                    16854.00
                                                        17205.80                    16388.50                    16751.20
                                                        17085.30                    16273.80                    16774.60
                                                        16919.60                    16115.90                    16776.30
                                                        16868.80                    16067.60                    16799.80
                                                        17099.90                    16287.70                    16944.30
                                                        17120.50                    16307.20                    16978.20
                                                        17084.50                    16273.00                    16990.00
                                                        16932.40                    16128.10                    16937.40
                                                        16815.60                    16016.90                    16879.80
                                                        16982.10                    16175.40                    17019.90
                                                        17245.30                    16426.20                    17213.90
                                                        17191.80                    16375.20                    17207.00
                                                        17142.00                    16327.70                    17253.50
                                                        17491.70                    16660.80                    17527.80
                                                        17619.40                    16782.50                    17643.50
                                                        17924.20                    17072.80                    17841.10
                                                        18006.60                    17151.30                    17996.30
                                                        18172.30                    17309.10                    18120.50
                                                        18570.30                    17688.20                    18386.90
                                                        19014.10                    18110.90                    18710.50
                                                        19213.80                    18301.10                    18959.30
                                                        19392.40                    18471.30                    19133.80
                                                        19456.40                    18532.30                    19271.50
                                                        19261.90                    18346.90                    19209.80
                                                        19333.10                    18414.80                    19288.60
                                                        19406.60                    18484.80                    19350.30
                                                        19874.30                    18930.30                    19712.20
8/31/2001                                               20077.50                    19123.00                    19887.60

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 8/31/01 (%)

                                              A                  B                  C              Z
                                           3/30/84             6/8/92             8/1/97        1/11/99
                                       ----------------   ----------------   ----------------   -------
                                       WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
SHARE CLASS                             SALES    SALES     SALES    SALES     SALES    SALES     SALES
INCEPTION                              CHARGE    CHARGE   CHARGE    CHARGE   CHARGE    CHARGE   CHARGE
-----------                            -------   ------   -------   ------   -------   ------   -------
1-year...............................   12.12     6.79     11.32     6.32     11.47    10.47     12.39
5-year...............................    7.47     6.43      6.68     6.37      6.95     6.95      7.62
10-year..............................    7.22     6.70      6.47     6.47      6.96     6.96      7.29

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01 (%)

                                               A                  B                  C              Z
                                        ----------------   ----------------   ----------------   -------
                                        WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
                                         SALES    SALES     SALES    SALES     SALES    SALES     SALES
SHARE CLASS                             CHARGE    CHARGE   CHARGE    CHARGE   CHARGE    CHARGE   CHARGE
-----------                             -------   ------   -------   ------   -------   ------   -------
1-year................................   10.93     5.66     10.13     5.13     10.29     9.29     11.20
5-year................................    6.67     5.64      5.88     5.56      6.18     6.18      6.80
10-year...............................    7.24     6.72      6.50     6.50      6.99     6.99      7.30

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate maximum class B contingent deferred sales charge for the holding period after purchase as follows: first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

     Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

     Class B, C and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and class C shares would have been lower.

                              30-DAY SEC YIELD (%)
                                  (UNAUDITED)

Class A shares..............................................  4.98
Class B shares..............................................  4.44
Class C shares..............................................  4.59
Class Z shares..............................................  5.48

THE 30-DAY SEC YIELDS REFLECT THE PORTFOLIO'S EARNING POWER, NET OF EXPENSES, EXPRESSED AS AN ANNUALIZED PERCENTAGE OF THE PUBLIC OFFERING PRICE AT THE END OF THE PERIOD. IF THE ADVISOR OR ITS AFFILIATES HAD NOT WAIVED CERTAIN FUND EXPENSES, THE 30-DAY SEC YIELD WOULD HAVE BEEN 4.44% FOR CLASS C SHARES.

               DISTRIBUTIONS DECLARED PER SHARE 9/1/00-8/31/01($)

Class A.....................................................  0.594
Class B.....................................................  0.519
Class C.....................................................  0.534
Class Z.....................................................  0.619

         PORTFOLIO MANAGERS' REPORT -- LIBERTY FEDERAL SECURITIES FUND

     Liberty Federal Securities Fund turned out strong performance for the year ended August 31, 2001, posting a total return of 12.12% for class A shares (without sales charge). The fund outperformed both its benchmark, the Lehman Brothers Intermediate U.S. Government Bond Index, which posted a total return of 11.48%, and its peers, the Lipper General U.S. Government Funds, which averaged 10.81%.(1) Falling interest rates and low inflation in the midst of a dramatically softening economy contributed to the fund's strong performance.

INTEREST RATES DECLINED

     During the first half of the period, many investors began to anticipate a lowering interest rate environment. However, the Fed behaved cautiously during this time, fearful that low unemployment and a tightening labor market might lead to wage inflation. The market's continued downturn led to a severe decline in capital spending and further economic weakness. When the Fed began lowering the federal funds rate in January, long-term rates rose briefly due to fears that a rapid economic turnaround would trigger inflation.

     The picture shifted dramatically during the second half of the period. The Fed's easing caused a substantial and fairly consistent decline in short-term rates. However, while capital spending slowed and layoffs were announced, the impact on the unemployment rate was negligible. Concerns that wage pressure might lead to inflation prevented long-term rates from falling as they had been, and the yield curve steepened once more. As the extent of the weakness in the economy became clear, however, inflation concerns began to diminish. Toward the end of the period, the market seemed to expect further easing and economic weakness, along with inflation levels that would be beneficial for bonds.

INCREASED RATE SENSITIVITY BENEFITED FUND

     Our strategy during the period focused on duration, or interest rate sensitivity, in order to capture declining rates. As interest rates continued to fall, we lengthened duration throughout the period in order to increase the fund's exposure to interest rates. As this fund is the more aggressive of our government funds and therefore maintains a longer average duration, we had ample opportunity to benefit from the strong gains posted by government bonds over the past year.

CONTINUED ECONOMIC WEAKNESS LIKELY

     As we move toward 2002, we anticipate continued weakness in the economy. In the wake of the recent terrorist attacks, aggressive action from the Fed may create sufficient liquidity to see the US through this crisis. This stance, coupled with massive layoffs in the transportation and related industries, creates the potential for further interest rate reductions. Although a prolonged, steep yield curve is generally good for fixed-income securities, the fact remains that we have entered uncharted territory, which creates a great deal of uncertainty in the bond market and in the economy in general.


/s/ LESLIE W. FINNEMORE                         /s/ ANN T. PETERSON
------------------------------           -----------------------------------
  Leslie W. Finnemore                             Ann T. Peterson


                         /s/ MICHAEL R. BISSONNETTE
                        --------------------------------
                             Michael R. Bissonnette

     Leslie W. Finnemore, Ann T. Peterson and Michael R. Bissonnette are co-portfolio managers of Liberty Federal Securities Fund. Ms. Finnemore and Mr. Bissonnette are senior vice presidents and Ms. Peterson is a vice president of Colonial Management Associates, Inc.

---------------

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

Government investing offers attractive income and total return opportunities, but also involves certain risks. The value of an investment in the fund will fluctuate with changes in interest rates.

                             MATURITY BREAKDOWN (%)

                                  (PIE CHART)

Less than one year..........................................   2.10

1-5 years...................................................  59.20

5-10 years..................................................  18.00

10-20 years.................................................   9.90

Greater than 20 years.......................................  10.80

Maturity breakdowns are calculated as a percentage of total net assets. Net other assets, cash, cash equivalents and any bonds with an average life of one year or less are included into the 0-1 year average life class. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain these breakdowns in the future.

                              SECTOR BREAKDOWN (%)

                          (SECTOR BREAKDOWN BAR CHART)

                                                              AS OF 8/31/01    AS OF 8/31/00
                                                              -------------    -------------
FNMAs.......................................................      30.50            26.90

GNMAs.......................................................       5.70             8.30

Treasury Securities.........................................      37.10            34.00

FHLMCs......................................................       9.40            15.80

Non-Agency MBS/ABS..........................................      17.30            15.00

Sector breakdowns are calculated as a percentage of total investments, excluding short-term obligations. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this breakdown in the future.

                            LIBERTY FUNDS TRUST III

                        LIBERTY FEDERAL SECURITIES FUND

                                   FORM N-14
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                                August 23, 2002


      This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Liberty Intermediate Government Fund (the "Acquired Fund"), a series of Liberty Funds Trust II, by the Liberty Federal Securities Fund (the "Acquiring Fund"), a series of Liberty Funds Trust III.


      This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated August 23, 2002 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.


      This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to your Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

                                Table of Contents

I.    Additional Information about the Acquiring
        Fund and the Acquired Fund ................................. 2
II.   Financial Statements.......................................... 2

I.   Additional Information about the Acquiring Fund and the Acquired Fund.

     Attached hereto as Appendix A is the Statement of Additional Information for the Acquiring Fund dated January 1, 2002, as supplemented on April 22, 2002.

     Attached hereto as Appendix B is updated information relating to the Trustees of Liberty Funds Trust III.

II.  Financial Statements.

     This SAI is accompanied by the Annual Report for the twelve months ended August 31, 2001, and the Semi-Annual Report for the six months ended February 28, 2002, of the Acquired Fund, which reports contain historical financial information regarding such Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

     This SAI is accompanied by the Annual Report for the fiscal year ended August 31, 2001, and the Semi-Annual Report for the six months ended February 28, 2002, of the Acquiring Fund, which reports contain historical financial information regarding such Fund. Such reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

     Pro forma financial statements of the Acquiring Fund for the Acquisition are provided on the following pages.

                      LIBERTY INTERMEDIATE GOVERNMENT FUND
                                       AND

                         LIBERTY FEDERAL SECURITIES FUND

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)


The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of December 31, 2001 and the unaudited pro forma combining statement of operations for the twelve months ended December 31, 2001 presents the results of operations of the Liberty Federal Securities Fund as if the combination with the Liberty Intermediate Government Fund had been consummated at January 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at January 1, 2001. These historical statements have been derived from the Liberty Intermediate Government Fund's and the Liberty Federal Securities Fund's books and records utilized in calculating daily net asset values at December 31, 2001, and for the twelve-month period then ended.


The pro forma statements give effect to the proposed transfer of all of the assets of the Liberty Intermediate Government Fund to the Liberty Federal Securities Fund in exchange for the assumption by the Liberty Federal Securities Fund of all of the liabilities of the Liberty Intermediate Government Fund and for a number of the Liberty Federal Securities Fund's shares equal in value to the value of the net assets of the Liberty Intermediate Government Fund transferred to the Liberty Federal Securities Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Liberty Federal Securities Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Liberty Intermediate Government Fund and the Liberty Federal Securities Fund incorporated by reference in this statement of additional information.


The accounting survivor will be the Liberty Federal Securities Fund.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                          December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                    LIBERTY             LIBERTY
                                                  INTERMEDIATE          FEDERAL
                                                   GOVERNMENT          SECURITIES           PRO FORMA                PRO FORMA
                                                      FUND                FUND             ADJUSTMENTS               COMBINED
                                                  -------------       --------------       -----------            ---------------
Assets
Investments, at cost                              $ 727,259,132       $ 723,120,274                              $ 1,450,379,406
                                                  -------------       --------------                             ---------------
Investments, at value                             $ 747,574,871       $ 739,472,538                              $ 1,487,047,409
Cash                                                    141,065                    -                                     141,065
Receivable for:
   Investments sold                                     338,324          111,030,916                                 111,369,240
   Fund shares sold                                   1,299,984              605,818                                   1,905,802
   Interest                                           8,756,451            8,277,658                                  17,034,109
   Futures variation margin                              46,922                    -                                      46,922
Deferred Trustees' compensation plan                     17,195               13,813                                      31,008
Other assets                                            916,763              720,748                                   1,637,511
                                                  -------------       --------------                             ---------------
     Total Assets                                   759,091,575          860,121,491                               1,619,213,066
                                                  -------------       --------------                             ---------------

LIABILITIES
Payable to custodian bank                                     -               69,724                                      69,724
Payable for:
   Investments purchased                            108,980,672          221,460,391                                 330,441,063
   Fund shares repurchased                              276,722              191,441                                     468,163
   Distributions                                      2,677,756            2,903,424                                   5,581,180
   Futures variation margin                                   -              225,000                                     225,000
   Management fee                                       330,992              325,475                                     656,467
   Service fee                                           27,681                4,670                                      32,351
   Distribution fee                                           -                2,269                                       2,269
   Bookkeeping fee                                       21,402               22,786                                      44,188
   Tranfer agent fee                                     94,144                    -                                      94,144
Deferred Trustees' fee                                   17,195               13,813                                      31,008
Other liabilities                                       404,959              508,721           132,788 {a}             1,046,468
                                                  -------------       --------------         ---------           ---------------
     Total Liablities                               112,831,523          225,727,714           132,788               338,692,025
                                                  -------------       --------------         ---------           ---------------
NET ASSETS                                        $ 646,260,052        $ 634,393,777         $(132,788)          $ 1,280,521,041
                                                  =============       ==============         =========           ===============

Paid in capital                                   $ 777,612,922        $ 774,641,614                             $ 1,552,254,536
Overdistributed net investment income                (1,198,849)          (1,557,206)         (132,788){a}            (2,888,843)
Accumulated net realized loss on investments
   and futures contracts                           (150,391,715)        (155,271,509)                               (305,663,224)
Net unrealized appreciation/depreciation on
   investments and futures contracts                 20,237,694           16,580,878                                  36,818,572
                                                  -------------       --------------         ---------           ---------------
NET ASSETS                                        $ 646,260,052        $ 634,393,777         $(265,576)          $ 1,280,521,041
                                                  =============       ==============         =========           ===============

Net assets - Class A                              $ 562,569,380        $ 565,786,387          (116,624){a}{b}    $ 1,128,239,143
                                                  =============       ==============                             ===============
Shares outstanding - Class A                         85,537,509           53,774,206       (32,068,411){b}           107,243,304
                                                  =============       ==============                             ===============
Net asset value and redemption
   price per share - Class A                             $ 6.58 (a)          $ 10.52 (a)                         $         10.52
                                                  =============       ==============                             ===============
Maximum offering price per share - Class A
   (Net asset value/0.9525)                              $ 6.91 (b)          $ 11.04 (b)                         $         11.04
                                                  =============       ==============                             ===============

Net assets - Class B                               $ 74,806,885         $ 61,603,364           (13,685){a}{b}    $   136,396,564
                                                  =============       ==============                             ===============
Shares outstanding - Class B                         11,374,259            5,854,998        (4,264,223) {b}           12,965,034
                                                  =============       ==============                             ===============
Net asset value and offering
   price per share - Class B                             $ 6.58 (a)          $ 10.52 (a)                         $         10.52
                                                  =============       ==============                             ===============

Net assets - Class C Shares                         $ 8,620,049          $ 6,933,720            (2,436) {a}{b}   $    15,551,333
                                                  =============       ==============                             ===============
Shares outstanding - Class C Shares                   1,310,656              659,005          (491,424) {b}            1,478,237
                                                  =============       ==============                             ===============
Net asset value, offering and redemption
   price per share - Class C Shares                      $ 6.58 (a)          $ 10.52 (a)                         $         10.52
                                                  =============       ==============                             ===============

Net assets - Class Z                                  $ 263,738             $ 70,306               (43) {a}{b}   $       334,001
                                                  =============       ==============                             ===============
Shares outstanding - Class Z                             40,101                6,682           (15,034) {b}               31,749
                                                  =============       ==============                             ===============
Net asset value and offering
   price per share - Class Z                             $ 6.58              $ 10.52                             $         10.52
                                                  =============       ==============                             ===============



(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)   On sales of $50,000 or more the offering price is reduced.


{a} Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $47,255 and $85,533 to be borne by Liberty Federal Securities Fund and Liberty Intermediate Government Fund, respectively.
{b} New class shares of the surviving fund transferred at NAV of surviving fund.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                For the Year Ended December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                                     LIBERTY         LIBERTY
                                                                  INTERMEDIATE       FEDERAL
                                                                   GOVERNMENT       SECURITIES      PRO FORMA          PRO FORMA
                                                                      FUND             FUND        ADJUSTMENTS         COMBINED
                                                                 ------------      ------------    ------------      ------------
Investment Income
Interest                                                         $ 42,931,976      $ 42,866,733                      $ 85,798,709
                                                                 ------------      ------------                      ------------


EXPENSES
Management fee                                                      3,940,491         3,861,820    (166,333) {a}        7,635,978
Service fee - Class A                                               1,375,528         1,454,064                         2,829,592
Service fee - Class B                                                 249,418           140,656                           390,074
Service fee - Class C                                                  15,340            14,342                            29,682
Distribution fee - Class B                                            748,131           421,968                         1,170,099
Distribution fee - Class C                                             45,773            43,024                            88,797
Bookkeeping fee                                                       239,230           236,274    (175,373) {b}          300,131
Transfer agent fee                                                  1,507,853         1,247,679     865,613  {c}        3,621,145
Trustees' fee                                                          27,960            21,390       3,176  {a}           52,526
Custody fee                                                           114,586            35,276                           149,862
Other expenses                                                        236,262           191,767    (215,790) {d}          212,239
                                                                 ------------      ------------                      ------------
   Total Expenses                                                   8,500,572         7,668,260     311,293            16,480,125
Fees and expenses waived by Distributor - Class C                      (9,156)           (8,606)                          (17,762)
                                                                 ------------      ------------   ---------          ------------
   Net Expenses                                                     8,491,416         7,659,654     311,293            16,462,363
                                                                 ------------      ------------   ---------          ------------
   Net Investment Income                                           34,440,560        35,207,079    (311,293)           69,336,346
                                                                 ------------      ------------   ---------          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain on investments and futures contracts              8,890,809         8,771,731                        17,662,540
Net change in unrealized appreciation/depreciation
   on investments and futures contracts                            (1,180,192)       (2,375,722)                       (3,555,914)
                                                                 ------------      ------------   ---------          ------------
   Net Gain                                                         7,710,617         6,396,009          --            14,106,626
                                                                 ------------      ------------   ---------          ------------
Increase in Net Assets from Operations                           $ 42,151,177      $ 41,603,088   $(311,293)         $ 83,442,972
                                                                 ============      ============   =========          ============

{a} Based on the contract in effect for the surviving fund.
{b} Based on the new SSB fee structure.
{c} Based on new fee structure effective 7/1/01.
{d} Decrease due to economies of scale achieved by merging the funds.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

No pro forma adjustments are shown in the following table because the Acquiring Fund's investment restrictions would not require the sale of any portfolio investments.

  LIBERTY       LIBERTY                                                                  LIBERTY        LIBERTY
INTERMEDIATE    FEDERAL                                                                INTERMEDIATE     FEDERAL
 GOVERNMENT    SECURITIES    PRO FORMA                                                  GOVERNMENT     SECURITIES      PRO FORMA
  FUND PAR      FUND PAR      COMBINED                                                  FUND VALUE     FUND VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT AGENCIES &
                                          OBLIGATIONS - 94.2%
                                        U.S. GOVERNMENT AGENCIES - 57.7%
                                        FEDERAL FARM CREDIT BANK,
 $  250,000   $         -  $   250,000       6.400%                  01/16/02         $     250,430  $           -  $       250,430
                                                                                      ----------------------------------------------

                                        FEDERAL HOME LOAN BANK:
 40,113,000             -   40,113,000       4.500%                  04/25/03            41,096,972              -       41,096,972
    500,000             -      500,000       5.720%                  08/25/03               517,655              -          517,655
     50,000             -       50,000       7.590%                  03/10/05                54,961              -           54,961
                                                                                      ----------------------------------------------
                                                                                         41,669,588              -       41,669,588
                                                                                      ----------------------------------------------

                                        FEDERAL HOME LOAN MORTGAGE CORP:
     64,003             -       64,003       6.096%                  02/01/18 (a)            64,902              -           64,902
     78,966             -       78,966       6.577%                  11/01/18 (a)            79,953              -           79,953
    235,908             -      235,908       6.811%                  05/01/18 (a)           236,276              -          236,276
  8,477,000    14,974,000   23,451,000       6.875%                  01/15/05             9,131,340     16,129,843       25,261,183
    140,418             -      140,418       7.391%                  07/01/19 (a)           139,333              -          139,333
    396,757       194,535      591,292       7.500%       10/01/11 - 03/01/16               411,590        199,762          611,352
  4,210,490     1,102,506    5,312,996       8.000%       07/01/09 - 04/01/17             4,403,981      1,159,869        5,563,850
    987,025       754,193    1,741,218       8.500%                  12/01/07             1,060,667        810,464        1,871,131
    410,730       221,757      632,487       8.750%       05/01/08 - 11/01/09               436,269        235,546          671,815
    753,928     1,691,967    2,445,895       9.000%       01/01/02 - 01/01/22               811,287      1,811,942        2,623,229
  1,783,023     1,552,076    3,335,099       9.250%       10/01/08 - 11/01/08             1,890,557      1,645,682        3,536,239
    566,613       676,694    1,243,307       9.500%       02/01/05 - 11/01/08               612,050        730,985        1,343,035
    119,716       236,296      356,012       9.750%       11/01/08 - 04/01/09               126,524        249,734          376,258
    170,430       170,430      340,860      10.000%                  11/01/19               190,950        190,950          381,900
    388,681       404,608      793,289      10.250%       06/01/09 - 09/01/09               430,950        448,609          879,559
    814,230       625,170    1,439,400      10.500%       11/01/09 - 04/01/21               912,269        699,796        1,612,065
    830,525       392,527    1,223,052      11.250%       10/01/09 - 09/01/15               948,579        449,565        1,398,144
          -        48,329       48,329      11.500%                  02/01/15                     -         56,097           56,097
          -         2,994        2,994      12.000%                  09/01/13                     -          3,449            3,449
                                                                                      ----------------------------------------------
                                                                                         21,887,477     24,822,293       46,709,770
                                                                                      ----------------------------------------------

                                        FEDERAL NATIONAL MORTGAGE ASSOCIATION:
 48,749,711    20,950,772   69,700,483       6.000%       06/01/08 - 01/01/26            48,997,101     21,126,449       70,123,550
  8,602,000             -    8,602,000       6.250%                  05/15/29             8,565,700              -        8,565,700
 12,612,000     3,506,000   16,118,000       6.375%                  10/15/02            13,007,008      3,615,808       16,622,816
     78,591             -       78,591       6.391%                  07/01/27                79,672              -           79,672
  2,815,887    81,511,917   84,327,804       6.500%       12/01/07 - 01/01/32             2,824,637     81,202,100       84,026,737
 11,525,000    19,245,000   30,770,000       6.625%                  09/15/09            12,283,114     20,510,936       32,794,050

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

  LIBERTY       LIBERTY                                                                  LIBERTY        LIBERTY
INTERMEDIATE    FEDERAL                                                                INTERMEDIATE     FEDERAL
 GOVERNMENT    SECURITIES    PRO FORMA                                                  GOVERNMENT     SECURITIES      PRO FORMA
  FUND PAR      FUND PAR      COMBINED                                                  FUND VALUE     FUND VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
 24,444,000     8,658,000   33,102,000       6.750%                  08/15/02            25,173,409      8,916,355       34,089,764
    120,851             -      120,851       6.986%                  06/01/20               120,228              -          120,228
 51,968,352    35,484,767   87,453,119       7.000%       07/15/05 - 02/01/32            54,153,515     36,128,451       90,281,966
    445,733             -      445,733       7.121%                  03/01/18               446,985              -          446,985
          -     2,950,000    2,950,000       7.125%                  01/15/30                     -      3,272,052        3,272,052
 33,250,000    23,045,000   56,295,000       7.250%                  01/15/10            36,725,623     25,453,894       62,179,517
     79,932             -       79,932       7.296%                  08/01/19                79,705              -           79,705
     47,782             -       47,782       7.435%                  11/01/19                47,805              -           47,805
 76,549,464       979,505   77,528,969       7.500%       12/01/06 - 02/01/32            79,055,005      1,017,594       80,072,599
     56,765             -       56,765       7.583%                  11/01/23                56,122              -           56,122
     43,601             -       43,601       7.614%                  07/01/20                43,444              -           43,444
    204,254             -      204,254       7.998%                  12/01/31               208,595              -          208,595
    739,789    18,384,066   19,123,855       8.000%       03/01/08 - 02/01/32               784,404     19,252,487       20,036,891
     38,707             -       38,707       8.105%                  12/01/17                38,693              -           38,693
    235,103       373,629      608,732       8.250%       02/01/08 - 05/01/10               246,428        391,627          638,055
     51,596             -       51,596       8.366%                  06/01/19 (a)            51,673              -           51,673
  1,939,902     1,443,339    3,383,241       8.500%                  12/01/11             2,084,773      1,551,127        3,635,900
  4,744,585     4,432,865    9,177,450       9.000%       06/01/07 - 04/01/16             5,110,415      4,765,736        9,876,151
      6,795       546,879      553,674       9.500%        12/1/06 - 06/01/16                 7,330        584,042          591,372
  1,245,573             -    1,245,573      10.000%       01/01/04 - 02/01/06             1,356,504              -        1,356,504
  1,187,874             -    1,187,874      10.500%                  02/01/16             1,349,342              -        1,349,342
    285,928             -      285,928      11.000%       08/01/15 - 12/01/15               326,761              -          326,761
                                                                                      ----------------------------------------------
                                                                                        293,223,991    227,788,658      521,012,649
                                                                                      ----------------------------------------------

                                        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
  6,004,407     7,700,768   13,705,175       6.500%       06/15/23 - 02/15/28             6,025,003      7,727,182       13,752,185
     17,179             -       17,179       6.875%                  08/20/22 (a)            17,592              -           17,592
 27,452,928    19,859,962   47,312,890       7.000%       01/15/23 - 02/01/32            28,035,801     20,274,537       48,310,338
    136,337             -      136,337       7.375%                  06/20/23 (a)           138,893              -          138,893
     71,110       318,293      389,403       7.500%       04/15/06 - 02/15/07                74,932        329,233          404,165
    733,680        18,194      751,874       8.000%       03/15/04 - 06/15/23               766,047         19,046          785,093
    472,567             -      472,567       8.500%       06/15/17 - 11/20/22               499,748              -          499,748
    622,768             -      622,768       8.750%                  11/15/21               661,299              -          661,299
  1,147,139             -    1,147,139       8.850%       09/15/18 - 09/15/20             1,245,736              -        1,245,736
  5,179,171     2,736,243    7,915,414       9.000%       09/15/06 - 02/15/25             5,505,848      2,911,527        8,417,375
  1,980,633             -    1,980,633       9.250%                  06/15/16             2,127,933              -        2,127,933
  2,297,549             -    2,297,549       9.500%       09/15/09 - 12/20/24             2,443,822              -        2,443,822
    966,906           824      967,730      10.000%       02/15/03 - 02/20/18             1,045,852            900        1,046,752
    119,913             -      119,913      10.250%                  10/15/18               132,991              -          132,991
  2,891,843     3,906,764    6,798,607      10.500%       12/15/02 - 01/20/16             3,289,076      4,445,155        7,734,231

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

  LIBERTY       LIBERTY                                                                  LIBERTY        LIBERTY
INTERMEDIATE    FEDERAL                                                                INTERMEDIATE     FEDERAL
 GOVERNMENT    SECURITIES    PRO FORMA                                                  GOVERNMENT     SECURITIES      PRO FORMA
  FUND PAR      FUND PAR      COMBINED                                                  FUND VALUE     FUND VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
     18,129             -       18,129      10.625%                  05/15/10                20,627              -           20,627
  3,269,503         1,138    3,270,641      11.000%       12/15/09 - 06/20/19             3,748,058          1,305        3,749,363
     67,155             -       67,155      11.250%                  07/15/15                76,199              -           76,199
  5,086,593        13,578    5,100,171      11.500%       03/15/10 - 02/20/16             5,898,019         15,755        5,913,774
     84,662        84,306      168,968      11.750%       07/15/13 - 08/15/13                97,440         97,030          194,470
  5,317,986       202,954    5,520,940      12.000%       07/15/11 - 05/15/14             6,212,588        237,137        6,449,725
    279,005             -      279,005      12.250%                  08/15/13               322,510              -          322,510
  3,655,577     1,872,437    5,528,014      12.500%       04/15/10 - 07/20/14             4,297,799      2,203,035        6,500,834
     41,291             -       41,291      12.750%                  05/15/14                48,245                          48,245
  1,469,681       699,551    2,169,232      13.000%       01/15/11 - 09/20/13             1,748,475        832,899        2,581,374
    985,891             -      985,891      13.500%       05/15/10 - 08/20/14             1,185,181              -        1,185,181
     46,513             -       46,513      14.000%                  06/15/11                56,397              -           56,397
     15,131             -       15,131      14.500%                  10/15/12                18,536              -           18,536
     76,182             -       76,182      15.000%                  09/15/11                93,585              -           93,585
                                                                                      ----------------------------------------------
                                                                                         75,834,232     39,094,741      114,928,973
                                                                                      ----------------------------------------------

                                        U.S. SMALL BUSINESS ADMINISTRATION:
  2,171,000             -    2,171,000       7.600%                  01/01/12             2,351,803              -        2,351,803
  1,618,908             -    1,618,908       8.200%                  10/01/11             1,753,986              -        1,753,986
  3,837,059             -    3,837,059       8.250%                  11/01/11             4,128,436              -        4,128,436
  3,021,939             -    3,021,939       8.650%                  11/01/14             3,353,880              -        3,353,880
    534,553             -      534,553       8.850%                  08/01/11               589,679              -          589,679
  1,650,102             -    1,650,102       9.150%                  07/01/11             1,829,550              -        1,829,550
                                                                                      ----------------------------------------------
                                                                                         14,007,334              -       14,007,334
                                                                                      ----------------------------------------------

                                        TOTAL U.S. GOVERNMENT AGENCIES                  446,873,052    291,705,692      738,578,744
                                                                                      ----------------------------------------------

                                        U.S GOVERNMENT OBLIGATIONS - 36.5%
                                        U.S. TREASURY BONDS:
  2,228,000    31,313,000   33,541,000       5.500%                  08/15/28             2,151,401     30,236,459       32,387,860
  4,294,000             -    4,294,000       6.500%                  11/15/26             4,703,261              -        4,703,261
  4,348,000     8,540,000   12,888,000       6.750%                  08/15/26             4,901,674      9,627,484       14,529,158
  3,843,000    15,406,000   19,249,000       6.875%                  08/15/25             4,382,211     17,567,616       21,949,827
 15,523,000    21,129,000   36,652,000       7.125%                  02/15/23            18,072,187     24,598,804       42,670,991
          -    10,346,000   10,346,000       7.250%                  08/15/22                     -     12,174,345       12,174,345
 20,173,000    12,860,000   33,033,000       7.875%                  02/15/21            25,093,396     15,996,683       41,090,079
          -    14,333,000   14,333,000       8.750%                  08/15/20                     -     19,228,579       19,228,579
          -    18,758,000   18,758,000       8.875%                  02/15/19                     -     25,164,982       25,164,982
    685,000             -      685,000      10.750%                  08/15/05               837,303              -          837,303
                                                                                      ----------------------------------------------
                                                                                         60,141,433    154,594,952      214,736,385
                                                                                      ----------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

  LIBERTY       LIBERTY                                                                  LIBERTY        LIBERTY
INTERMEDIATE    FEDERAL                                                                INTERMEDIATE     FEDERAL
 GOVERNMENT    SECURITIES    PRO FORMA                                                  GOVERNMENT     SECURITIES      PRO FORMA
  FUND PAR      FUND PAR      COMBINED                                                  FUND VALUE     FUND VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                        U.S. TREASURY NOTES:
 22,507,000             -   22,507,000       4.625%                  05/15/06            22,812,870              -       22,812,870
          -     2,515,000    2,515,000       5.000%                  08/15/11                     -      2,507,128        2,507,128
  1,822,000             -    1,822,000       5.250%                  08/15/03             1,894,588              -        1,894,588
  1,600,000             -    1,600,000       5.500%                  01/31/03             1,656,752              -        1,656,752
 20,334,000    21,967,000   42,301,000       5.625%       11/30/02 - 02/15/06            20,998,108     22,837,231       43,835,339
  9,105,000             -    9,105,000       5.875%                  11/15/05             9,664,138              -        9,664,138
 58,577,000    46,652,000  105,229,000       6.500%       10/15/06 - 02/15/10            64,154,049     51,022,147      115,176,196
  1,560,000             -    1,560,000       6.625%                  04/30/02             1,584,367              -        1,584,367
  4,565,000             -    4,565,000       6.750%                  05/15/05             4,963,022              -        4,963,022
 29,857,000     6,479,000   36,336,000       7.500%                  02/15/05            33,024,529      7,166,357       40,190,886
  8,428,000             -    8,428,000       7.875%                  11/15/04             9,366,963              -        9,366,963
                                                                                      ----------------------------------------------
                                                                                        170,119,386     83,532,863      253,652,249
                                                                                      ----------------------------------------------

                                        TOTAL U.S. GOVERNMENT OBLIGATIONS               230,260,819    238,127,815      468,388,634
                                                                                      ----------------------------------------------

                                        TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS    677,133,871    529,833,507    1,206,967,378
                                                                                      ----------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                        NON-AGENCY MORTGAGE-BACKED &
                                          ASSET-BACKED SECURITIES - 7.8%
                                        NON-AGENCY MORTGAGE-BACKED SECURITIES - 2.6%
                                        Chase Mortgage Finance Corp.,

          -       577,213      577,213       7.750%                  04/25/30                     -        584,786          584,786
                                        Countrywide Home Loan:
          -     1,756,593    1,756,593       7.250%                  09/25/29                     -      1,703,508        1,703,508
          -    10,071,361   10,071,361       8.000%                  07/25/30                     -     10,679,605       10,679,605
                                        Countrywide Mortgage Trust:
          -       563,478      563,478       7.600%                  04/25/23                     -        563,478          563,478
                                        First Boston Mortgage Securities Corp.,
          -       253,806      253,806       6.150%                  09/28/13                     -        253,806          253,806
                                        GE Capital Mortgage Services, Inc.,
          -       734,506      734,506       8.000%                  06/25/30                     -        751,491          751,491
                                        Headlands Mortgage Securities, Inc.,
          -     5,103,219    5,103,219       7.750%                  03/25/27                     -      5,246,161        5,246,161
                                        Northwest Asset Securities Corp.:
          -     1,920,795    1,920,795       6.750%                  05/25/28                     -      1,945,631        1,945,631
          -     2,058,721    2,058,721       7.000%                  04/25/12                     -      2,119,715        2,119,715
                                        PNC Mortgage Securities Corp.,

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

  LIBERTY       LIBERTY                                                                  LIBERTY        LIBERTY
INTERMEDIATE    FEDERAL                                                                INTERMEDIATE     FEDERAL
 GOVERNMENT    SECURITIES    PRO FORMA                                                  GOVERNMENT     SECURITIES      PRO FORMA
  FUND PAR      FUND PAR      COMBINED                                                  FUND VALUE     FUND VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
          -     2,043,277    2,043,277       7.000%                  05/25/27                     -      2,056,762        2,056,762
                                        Residential Asset Securitization Trust,
          -       906,594      906,594       7.500%                  11/25/11                     -        921,096          921,096
                                        Residential Funding Mortgage Securities,
                                          Inc.,
          -     1,929,942    1,929,942       7.500%                  12/25/29                     -      1,992,062        1,992,062
                                        Washington Mutual:
          -     1,500,000    1,500,000       6.530%                  01/25/40                     -      1,500,000        1,500,000
          -     2,500,000    2,500,000       6.930%                  01/25/40                     -      2,518,175        2,518,175
                                                                                      ----------------------------------------------
                                         TOTAL NON-AGENCY MORTGAGE-BACKED
                                          SECURITIES                                              -     32,836,276       32,836,276
                                                                                      ----------------------------------------------

                                        ASSET-BACKED SECURITIES - 5.2%
                                        Conseco Finance,
          -       300,000      300,000       8.383%                  02/15/31                     -        301,098          301,098
                                        Countrywide Asset-Backed Certificates:
          -     1,407,257    1,407,257       7.240%                  04/25/28                     -      1,434,962        1,434,962
          -     5,930,000    5,930,000       8.600%                  03/31/31                     -      6,280,085        6,280,085
          -     6,000,000    6,000,000       9.000%                  06/25/31                     -      6,387,187        6,387,187
                                        GMAC Mortgage Loan Trust,
          -     3,577,083    3,577,083       7.500%                  11/25/30                     -      3,711,782        3,711,782
                                        Green Tree Financial Corp.,
          -     9,100,000    9,100,000       7.850%                  08/15/25                     -      8,986,605        8,986,605
                                        Indymac Manufactured Housing Contract,
          -        68,942       68,942       6.970%                  02/25/28                     -         71,629           71,629
                                        Preferred Mortgage Asset Trust,
          -       873,823      873,823       7.900%                  05/25/12                     -        909,049          909,049
                                        Residential Accredited Loans, Inc.,
          -     4,083,120    4,083,120       6.500%                  05/25/29                     -      3,851,689        3,851,689
                                        Saxon Asset Securities Trust:
          -     8,750,000    8,750,000       6.870%                  01/25/30                     -      8,922,266        8,922,266
          -    11,449,000   11,449,000       8.370%                  07/25/30                     -     12,021,450       12,021,450
          -    12,000,000   12,000,000       8.664%                  07/25/30                     -     12,540,000       12,540,000
                                        Tryon Mortgage Funding, Inc.,
          -     1,185,928    1,185,928       7.500%                  02/20/27                     -      1,225,953        1,225,953
                                                                                      ----------------------------------------------
                                         TOTAL ASSET-BACKED SECURITIES                             -     66,643,755       66,643,755
                                                                                      ----------------------------------------------
                                         TOTAL NON-AGENCY MORTGAGE-BACKED &
                                          ASSET-BACKED SECURITIES                                 -     99,480,031       99,480,031
                                                                                      ----------------------------------------------

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

  LIBERTY       LIBERTY                                                                  LIBERTY        LIBERTY
INTERMEDIATE    FEDERAL                                                                INTERMEDIATE     FEDERAL
 GOVERNMENT    SECURITIES    PRO FORMA                                                  GOVERNMENT     SECURITIES      PRO FORMA
  FUND PAR      FUND PAR      COMBINED                                                  FUND VALUE     FUND VALUE       COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                        SHORT-TERM OBLIGATION - 14.1%
------------------------------------------------------------------------------------------------------------------------------------
                                        Repurchase agreement with SBC
                                        Warburg Ltd., dated 12/31/01, due 01/02/02
 70,441,000   110,159,000  180,600,000  at 1.730%                                        70,441,000    110,159,000      180,600,000
                                                                                      ----------------------------------------------

                                        TOTAL INVESTMENTS - 116.1%                      747,574,871    739,472,538    1,487,047,409
                                                                                      ----------------------------------------------

                                        OTHER ASSETS & LIABILITIES, NET - (16.1%)      (101,314,819)  (105,078,761)    (206,393,580)
                                                                                      ----------------------------------------------

                                        NET ASSETS - 100.0%                           $ 646,260,052  $ 634,393,777  $ 1,280,653,829
                                                                                      ----------------------------------------------




 NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Interest rates on variable rate securities change periodically. The rates listed are as of December 31, 2001.



Percentages are based on Net Assets of the Pro Forma Combined.


Liberty Intermediate Government Fund has the following long futures contracts open at December 31, 2001:

                                   PAR VALUE                                              UNREALIZED
                                   COVERED BY                                           DEPRECIATION AT
           TYPE                    CONTRACTS                EXPIRATION                     12/31/01
----------------------------------------------------------------------------------------------------------
 Treasury Note              $              7,700,000        March 2002                 $          (78,045)


Liberty Federal Securities Fund has the following short futures contracts open at December 31, 2001:

                                   PAR VALUE                                              UNREALIZED
                                   COVERED BY                                           DEPRECIATION AT
           TYPE                    CONTRACTS                EXPIRATION                     12/31/01
----------------------------------------------------------------------------------------------------------
 Treasury Note              $            13,000,000         March 2002                            195,146
 Treasury Bond                           21,900,000         March 2002                            118,562


Liberty Federal Securities Fund has the following long futures contracts open at December 31, 2001:


                                   PAR VALUE                                              UNREALIZED
                                   COVERED BY                                           DEPRECIATION AT
           TYPE                    CONTRACTS                EXPIRATION                     12/31/01
----------------------------------------------------------------------------------------------------------
 Treasury Note              $            14,200,000         March 2002                 $          (85,094)

                                                                      APPENDIX A

                      LIBERTY INTERMEDIATE GOVERNMENT FUND
                        Series of Liberty Funds Trust II
                         LIBERTY FEDERAL SECURITIES FUND
                        Series of Liberty Funds Trust III
                       Statement of Additional Information
                                 January 1, 2002

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Intermediate Government Fund and Liberty Federal Securities Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Funds dated January 1, 2002. This SAI should be read together with a Prospectus and the Funds' most recent Annual Report dated August 31, 2001. Investors may obtain a free copy of a Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in the Funds' August 31, 2001 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS

     PART 1


                                                                     Page
     Definitions                                                      b
     Organization and History                                         b
     Investment Goals and Policies                                    b
     Fundamental Investment Policies                                  b
     Other Investment Policies                                        c
     Portfolio Turnover                                               c
     Fund Charges and Expenses                                        c
     Investment Performance                                           j
     Custodian of the Funds                                           l
     Independent Accountants of the Funds                             l

     PART 2

     Miscellaneous Investment Practices                               1
     Taxes                                                           17
     Management of the Funds                                         20
     Determination of Net Asset Value                                29
     How to Buy Shares                                               31
     Special Purchase Programs/Investor Services                     32
     Programs for Reducing or Eliminating Sales Charges              33
     How to Sell Shares                                              36
     Distributions                                                   38
     How to Exchange Shares                                          39
     Suspension of Redemptions                                       39
     Shareholder Liability                                           39
     Shareholder Meetings                                            40
     Performance Measures                                            40
     Appendix I                                                      43
     Appendix II                                                     49

                                       a

Part 1

                      LIBERTY INTERMEDIATE GOVERNMENT FUND
                         LIBERTY FEDERAL SECURITIES FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 2002

DEFINITIONS

   "Trust II"                    Liberty Funds Trust II
   "Trust III"                   Liberty Funds Trust III
   "Intermediate Fund"           Liberty Intermediate Government Fund
   "Federal Securities Fund"     Liberty Federal Securities Fund
   "Advisor"                     Colonial Management Associates, Inc., the Funds' investment advisor
   "LFD"                         Liberty Funds Distributor, Inc. the Funds' distributor
   "LFS"                         Liberty Funds Services, Inc., the Funds' shareholder
                                 services and transfer agent

ORGANIZATION AND HISTORY

Trust II and Trust III are Massachusetts business trusts organized in 1980 and 1986, respectively. Each Fund, an open-end, management investment company that is a diversified series of each Trust, represents the entire interest in a separate series of its respective Trust. The Intermediate Fund commenced investment operations on October 13, 1987 and the Federal Securities Fund commenced investment operations on March 30, 1984.

Neither Trust II nor Trust III is required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of Trust II and Trust III that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust II's or Trust III's shares may call meetings to consider removal of Trustees of the relevant Trust. Under certain circumstances, Trust II and Trust III will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

The Intermediate Fund changed its name from Colonial U.S. Government Fund to Colonial Intermediate U.S. Government Fund on April 30, 1997. The Intermediate Fund changed its name from Colonial Intermediate U.S. Government Fund to its current name on July 14, 2000. The Federal Securities Fund changed its name from Colonial Federal Securities Fund to its current name on July 14, 2000. Effective April 1, 1999, Trust II changed its name from Colonial Trust II to its current name and Trust III changed its name from Colonial Trust III to its current name.

INVESTMENT GOALS AND POLICIES

The Funds' Prospectuses describe the Funds' investment goals and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds:

      Short-Term Trading
      Forward Commitments ("When-Issued" and "Delayed Delivery" Securities) Repurchase Agreements
      Reverse Repurchase Agreements
      Stripped Securities
      Mortgage Dollar Rolls
      Options on Securities
      Futures Contracts and Related Options
      Money Market Instruments
      Mortgage-Backed Securities
      Asset-Backed Securities
      Other Investment Companies

Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

                                       b

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of each Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

Each Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities; and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the Act;

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and
2.   Invest more than 15% of its net assets in illiquid assets.

Notwithstanding the investment policies and restrictions of the Funds, the Funds may invest all or a portion of their investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the Funds.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." High portfolio turnover may cause a Fund to realize capital gains which, if realized and distributed by that Fund, may be taxable to shareholders as ordinary income. High portfolio turnover in a Fund's portfolio may result in correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by that Fund.

FUND CHARGES AND EXPENSES

Under the Intermediate Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, at the following annual rates:
0.60% of the first $1 billion, 0.55% of the next $500 million and 0.50% of any excess over $1.5 billion (subject to any voluntary reductions as the Advisor may agree to periodically).

Under the Federal Securities Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, (subject to any voluntary reductions that the Advisor may agree to periodically), as follows:

          Average Daily Net Assets      Annual Fee Rate
          ------------------------      ---------------
              First $1 billion               0.60%
               Next $1 billion               0.55%
               Next $1 billion               0.50%
               Over $3 billion               0.40%

                                       c

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the outsourcing agreement.

Under its pricing and bookkeeping agreement with each Fund, the Advisor receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-  an annual flat fee of $10,000, paid monthly;

- in any month that a fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

    [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement with average monthly net assets of more than $50 million in that month)

Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

The shareholders' servicing and transfer agency fee arrangement between LFS and each Fund has been revised so that each Fund pays the following fees:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in each Fund's accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of each Fund for such month; plus

- Each Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.




                                       d

RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)

                                                              INTERMEDIATE FUND
                                                             YEARS ENDED AUGUST 31
                                                     ------------------------------------
                                                     2001            2000            1999
                                                     ----            ----            ----
Management fee                                    $ 3,926         $ 4,465         $ 5,757
Bookkeeping fee                                       236             270             345
Shareholder service and transfer agent fee          1,617           1,798           2,047
12b-1 fees:
  Service fee (Class A)                             1,308           1,228           1,503
  Service fee (Class B)                               312             593             879
  Service fee (Class C)                                10               6               6
  Distribution fee (Class B)                          935           1,797           2,649
  Distribution fee (Class C)                           31              15              14
Fees or expenses waived or borne by the
  Advisor or its affiliates                            --              --               3
Fees waived by LFD - Class C                           (6)             (4)             --


                                             FEDERAL SECURITIES FUND
                                              YEARS ENDED AUGUST 31
                                             ------------------------
                                             2001      2000      1999
                                             ----      ----      ----
Management fee                             $3,833    $4,154   $5,047
Bookkeeping fee                               231       252      305
Shareholder service and transfer agent fee  1,445     1,617    1,810
12b-1 fees:
  Service fee (Class A)                     1,453     1,554    1,979
  Service fee (Class B)                       132       155      124
  Service fee (Class C)                        12        12        8
  Distribution fee (Class B)                  397       470      562
  Distribution fee (Class C)                   35        28       21
Fees or expenses waived or borne by the
  Advisor or its affiliates                    --        --        6
Fees waived by LFD - Class C                   (7)       (7)      --

BROKERAGE COMMISSIONS (dollars in thousands)

                                              INTERMEDIATE FUND
                                             YEARS ENDED AUGUST 31
                                             ------------------------
                                             2001      2000      1999
                                             ----      ----      ----
Total commissions                             $12       $ 1        $1
Directed transactions(a)                        0         0         0
Commissions on directed transactions            0         0         0


                                              FEDERAL SECURITIES FUND
                                              YEARS ENDED AUGUST 31
                                             ------------------------
                                             2001      2000      1999
                                             ----      ----      ----
Total commissions                             $14      $17        $2
Directed transactions(a)                        0        0         0
Commissions on directed transactions            0        0         0

(a) See "Management of the Funds - Portfolio Transactions - Brokerage and Research Services" in Part 2 of this SAI.

                                       e

TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended August 31, 2001 and the calendar year ended December 31, 2000, the Trustees received the following compensation for serving as Trustees(b):


                                                         Aggregate                      Total
                                                       Compensation                  Compensation
                                                          From                         From The
                                       Aggregate         Liberty                         Fund
                      Aggregate       Compensation        Short                         Complex
                     Compensation         From            Term                          Paid To
                         From           Liberty         Government       Pension          The
                       Liberty          Federal          Fund For           or          Trustees
                     Intermediate      Securities          The          Retirement      For The
                       Fund For         Fund For          Fiscal         Benefits       Calendar
                      The Fiscal       The Fiscal       Year Ended       Accrued       Year Ended
                      Year Ended       Year Ended         August         As Part        December
                      August 31,       August 31,           31,          of Fund          31,
Trustee                   2001             2001            2001(b)        Expenses       2000(c)(d)
-----------           ----------      ----------       ----------       ----------      ----------
John A. Bacon             N/A              N/A              N/A            N/A           $98,100
Robert J.
Birnbaum                  N/A              N/A              N/A            N/A            25,000
Tom Bleasdale(e)         $864(e)          $838(e)          $160(e)         N/A           106,000
William W. Boyd           N/A              N/A              N/A            N/A           102,600
John V.
Carberry(f)               N/A              N/A              N/A            N/A               N/A
Lora S. Collins           807              783              149            N/A            96,000
Lindsay Cook(g)           N/A              N/A              N/A            N/A               N/A
James E. Grinnell        864               838              160            N/A           127,000
Douglas A. Hacker       1,567            1,530               67            N/A            98,100
Janet Langford
Kelly                   1,547            1,510               67            N/A            93,600
Richard W. Lowry        2,403            2,341              220            N/A           124,000
Salvatore Macera        2,402            2,340              222            N/A            98,000
William E. Mayer        2,372            2,312              225            N/A           125,000
James L. Moody,
Jr.                       864(j)           838(j)           160(j)         N/A           105,000
Charles R. Nelson       1,567            1,530               67            N/A            91,800
John J. Neuhauser       2,415            2,352              223            N/A           126,252
Joseph R.
Palombo(h)                N/A              N/A              N/A            N/A               N/A
Thomas Stitzel          2,374            2,312              216            N/A            97,000
Robert L.
Sullivan(i)                 0                0                0            N/A            34,033
Thomas C.
Theobald                1,627            1,588               71            N/A            91,800
Anne-Lee Verville       2,376(k)         2,315(k)           209(k)         N/A            94,667(l)

(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c) Liberty Short-Term Government Fund merged into Intermediate Government Fund on January 25, 2001.

(d) As of December 31, 2000, the Liberty family of funds (Liberty Funds) consisted of 66 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios and 1 open-end investment management portfolio (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(e) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $182,000, and $192,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. LFC and the Liberty Fund Complex will each bear one-half of the cost of the payments. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(f) For fiscal year ended August 31, 2001, Mr. Bleasdale's compensation includes $376 for the Intermediate Fund, $363 for the Federal Securities Fund and $71 for the Liberty Short-Term Government Fund, payable in later years as deferred compensation.

(g) Mr. Carberry resigned as Trustee to both the Liberty Funds and the All-Star Funds on August 4, 2000. He received no compensation from the Liberty Funds Complex because he was an employee of LFC.

(h) Mr. Cook resigned as Trustee of the Stein Roe Funds on December 27, 2000. Mr. Cook received no compensation from the Liberty Funds Complex because he was an employee of LFC.

                                       f

(i) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(j) Mr. Sullivan retired as Trustee of the Trust and the Liberty Funds on April 20, 2000.

(k) Mr. Moody's total compensation of $864 for Intermediate Fund, $838 for the Federal Securities Fund and $160 for the Liberty Short-Term Government Fund for fiscal year ended August 31, 2001, was paid on January 31, 2001.

(l) Total compensation of $2,376 for Intermediate Fund, $2,315 for Federal Securities Fund and $209 for the Liberty Short-Term Government Fund for fiscal year ended August 31, 2001, will be paid to Ms. Verville on later years as deferred compensation.

(m) Total compensation of $94,667 for calendar year ended December 31, 2000, will be payable to Ms. Verville in later years as deferred compensation.

                             OWNERSHIP OF THE FUNDS

As of record on November 30, 2001, the officers and trustees of Trust II and Trust III owned less than 1% of the then outstanding shares of the Funds.

As of record on November 30, 2001, the following shareholders of record owned 5% or more of one or more of each class of the Funds' outstanding shares:

Intermediate Fund


                                              CLASS B
                                              -------

Merrill Lynch Pierce Fenner & Smith                        9.99%
for the Sole Benefit of its Customers
Attn: Fund Administration #97E96
4800 Deer Lake Drive East 2nd Floor,
Jacksonville, FL  32246-6484

                                              CLASS C
                                              -------

Merrill Lynch Pierce Fenner & Smith                        7.05%
for the Sole Benefit of its Customers
Attn: Fund Administration #97RE2
4800 Deer Lake Drive East 2nd Floor,
Jacksonville, FL  32246-6484
                                              CLASS Z
                                              -------

Investors Bank & Trust IRA                                 5.29%
Phillip Mark Hawkins
3250 Thornhill Drive
Reno, NV 89509-3059

Investors Bank & Trust IRA                                21.88%
Gary L. Brewer
RR 1 Box 288
Marble Hill, MO 63764-9717

Michael H. Lofstrom                                       67.29%
207 Rivershire Lane Apt 208
Lincolnshire, IL 60069-3808

Federal Securities Fund

                                              CLASS A
                                              -------

Merrill Lynch Pierce Fenner & Smith                        6.04%
for the Sole Benefit of its Customers
Attn: Fund Administration #97425
4800 Deer Lake Drive East 2nd Floor,
Jacksonville, FL  32246-6484

                                       g

CLASS B
Merrill Lynch Pierce Fenner & Smith                        6.45%
for the Sole Benefit of its Customers
Attn: Fund Administration #97716
4800 Deer Lake Drive East 2nd Floor,
Jacksonville, FL  32246-6484

CLASS C

The Simsbury Fire District                                 8.73%
871 Hopmeadow Street
Simsbury, CT 06070-1821

CLASS Z

Investors Bank & Trust IRA                                 7.23%
Gene L. Duguay
26485 Maside
Mission Viejo, CA 92692-3356

Investors Bank & Trust IRA                                13.97%
Dennis M. Cosgrove
114 Bay Ct.
Rockport, TX 78382-9611

Investors Bank & Trust IRA                                50.05%
Carolyn Mitchell
7525 Oakhill Ave
Wauwatosa, WI 53213-1724

Investors Bank & Trust IRA                                17.61%
Richard S. Sutton II
6685 Embassy Ct.
Maumee, OH 43537-9648

Colin D. Penny                                             6.38%
June L. Penny JTWROS
2 Whittakers Mill Rd
Williamsburg, VA 23185-5534

As of record on November 30, 2001, there were 26,465 Class A, 5,783 Class B, 428 Class C and 7 Class Z record holders of the Intermediate Fund.

As of record on November 30, 2001, there were 26,544 Class A, 3,615 Class B, 253 Class C and 7 Class Z record holders of the Federal Securities Fund.

SALES CHARGES (dollars in thousands)


                                             INTERMEDIATE FUND
                                               Class A Shares
                                           Years ended August 31
                                         --------------------------
                                         2001       2000       1999
                                         ----       ----       ----
Aggregate initial sales charges on
Fund share sales                        $231        $13       $439
Initial sales charges retained by LFD     32         13         36
Aggregate CDSC on Fund redemptions
retained by LFD                           21          9          5

                                       h

                                          FEDERAL SECURITIES FUND
                                               Class A Shares
                                           Years ended August 31
                                         --------------------------
                                         2001       2000       1999
                                         ----       ----       ----
Aggregate initial sales charges on
  Fund share sales                       $202       $14       $2,003

Initial sales charges retained by LFD     25         14          43
 Aggregate CDSC on Fund redemptions
   retained by LFD                        (m)         8           1


                                             INTERMEDIATE FUND
                                               Class B Shares
                                           Years ended August 31
                                         --------------------------
                                         2001       2000       1999
                                         ----       ----       ----
Aggregate CDSC on Fund redemptions
  retained by LFD                        $213       $307      $441


                                          FEDERAL SECURITIES FUND
                                               Class B Shares
                                           Years ended August 31
                                         --------------------------
                                         2001       2000       1999
                                         ----       ----       ----
Aggregate CDSC on Fund redemptions
  retained by LFD                        $147       $214      $209

                                             INTERMEDIATE FUND
                                              CLASS C SHARES
                                           YEARS ENDED AUGUST 31,
                                         --------------------------
                                         2001       2000       1999
                                         ----       ----       ----
Aggregate CDSC on Fund redemptions
  retained by LFD                         $3         $3         $5

                                          FEDERAL SECURITIES FUND
                                              CLASS C SHARES
                                           YEARS ENDED AUGUST 31,
                                         --------------------------
                                         2001       2000       1999
                                         ----       ----       ----
Aggregate CDSC on Fund redemptions
  retained by LFD                         $4         $1         $1

(m)   Rounds to less than one.

12b-1 PLANS, CDSC AND CONVERSION OF SHARES

The Funds offer four classes of shares - Classes A, B, C and Z. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) for each Fund pursuant to Rule 12b-1 under the Act. Each Fund pays LFD monthly a service fee at an annual rate of 0.25% of the net assets attributed to Class A, Class B and Class C shares and a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. LFD has voluntarily agreed to waive 0.15% of the Intermediate Fund's and the Federal Securities Fund's Class C share distribution fees. LFD may terminate this waiver at any time without shareholder approval. LFD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial services firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

The Plans authorize any other payments by each Fund to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of each Fund's shares.

The Trustees believe the Plans could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of Trust II and Trust III and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees of Trust II and Trust III who are not interested persons of Trust II and Trust III are effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within a certain number of years after purchase for the Intermediate Fund and the Federal Securities Fund, depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Each of the Federal Securities Fund's and the Intermediate Fund's Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus for the Funds' Class A, Class B and Class C shares.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares, which are not subject to the distribution fee, having an equal value. Class C shares do not convert. See the Prospectuses for a description of the different programs.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Funds for the fiscal year ended August 31, 2001 were:


                                                    INTERMEDIATE FUND
                                         Class A        Class B       Class C
                                         Shares          Shares       Shares
                                         ------          ------       ------
Fees to FSFs                              $1,555        $  625        $   31
Cost of sales material relating to
the Fund (including printing
  and mailing expenses)                      591            57            17
Allocated travel, entertainment
  and other promotional expenses
  (including advertising)                    477            46            13

                                                FEDERAL SECURITIES FUND
                                         Class A        Class B       Class C
                                         Shares          Shares       Shares
                                         ------          ------       ------
Fees to FSFs                             $1,467          $201            $37
Cost of sales material relating to          143            75             17
  the Fund (including printing
  and mailing expenses)
Allocated travel, entertainment             115            60             14
  and other promotional expenses
  (including advertising)

INVESTMENT PERFORMANCE

The Funds' Class A, Class B, Class C and Class Z yields and adjusted yields (yields without waivers) for the month ended August 31, 2001 were:

                                                       INTERMEDIATE FUND

                                         Class A        Class B       Class C    Class Z
                                         Shares          Shares       Shares     Shares
                                         ------          ------       ------     ------
Yield                                     4.70%           4.19%         4.36%      5.17%
Yield without waiver                                                    4.21%       --
FEDERAL SECURITIES FUND

                                         Class A        Class B       Class C    Class Z
                                         Shares          Shares       Shares     Shares
                                         ------          ------       ------     ------
              Yield                       4.98%           4.44%       4.59%       5.48%
Yield without waiver                        --              --        4.44%         --

The Funds' Class A, Class B, Class C and Class Z share average annual total returns for the period ended August 31, 2001 were:


                                                   INTERMEDIATE FUND
                                                    Class A Shares

                                         1 Year         5 Years       10 Years
                                         ------         -------       --------
With sales charge of 4.75%                5.83%           5.81%          5.52%
Without sales charge                     11.10%           6.85%          6.04%

                                       j

\

                                                 FEDERAL SECURITIES FUND
                                                     Class A Shares

                                         1 Year         5 Years       10 Years
                                         ------         -------       --------
With sales charge of 4.75%                6.79%          6.43%          6.70%
Without sales charge                     12.12%          7.47%          7.22%




                                                   INTERMEDIATE FUND
                                                     Class B Shares

                                         1 Year                5 Years                 10 Years
                                         ------                -------                 --------
With applicable CDSC                      5.31% (5.00% CDSC)    5.74% (2.00% CDSC)     5.31%
Without CDSC                                   10.31%               6.05%            5.31%


                                                     FEDERAL SECURITIES FUND
                                                         Class B Shares

                                         1 Year              5 Years                 10 Years
                                         ------              -------                 --------
With applicable CDSC                      6.32% (5.00% CDSC)  6.37% (2.00% CDSC)        6.47%
Without CDSC                                    11.32%               6.68%              6.47%

                                                        INTERMEDIATE FUND
                                                         Class C Shares

                                         1 Year              5 Years                10 Years
                                         ------              -------                --------
With applicable CDSC(n)                   9.46% (1.00% CDSC)  6.33%                    5.78%
Without CDSC(n)                                10.46%         6.33%                    5.78%

                                                    FEDERAL SECURITIES FUND
                                                         Class C Shares

                                         1 Year              5 Years                10 Years
                                         ------              -------                --------
With applicable CDSC(n)                  10.47%(1.00% CDSC)       6.95%                6.96%
Without CDSC(n)                                11.47%             6.95%                6.96%


                                             INTERMEDIATE FUND
                                             Class Z Shares (o)

                              1 Year              5 Years                10 Years
                              ------              -------                --------
                               11.37%                 6.98%                6.10%

                                         FEDERAL SECURITIES FUND
                                             Class Z Shares (o)

                              1 Year              5 Years               10 Years
                              ------              -------               --------
                               12.39%                 7.62%               7.29%

(n) Performance results reflect any voluntary waiver or reimbursement by the Advisor and its affiliates of class expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectuses for details.

(o) Class B, Class C and Class Z are newer classes of shares. Their performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class A share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of Class B and Class C shares would be lower and for Class Z shares would be higher, since Class Z shares are not subject to sales charges or 12b-1 fees.


                                       k

      Class A shares were initially offered on October 13, 1987 and March 30, 1984 for the Intermediate Fund and Federal Securities Fund, respectively. Class B shares were initially offered on June 8, 1992 for the Intermediate Fund and Federal Securities Fund. Class C shares were initially offered on August 1, 1997 for the Intermediate Fund and Federal Securities Fund. Class Z shares were initially offered on January 29, 1999 and January 11, 1999 for the Intermediate Fund and Federal Securities Fund, respectively.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUNDS

State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Funds' custodian. The custodian is responsible for safeguarding and controlling each Fund's cash and securities, receiving and delivering securities and collecting each Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS OF THE FUNDS

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, MA 02110-2624, are the Funds' independent accountants, providing audit services, tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                                       l

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI and Liberty Funds Trust VII. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the fund's investment objective, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES

A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.


In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational Obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of Deposits are issued against deposits in a commercial bank with a defined return and maturity. Banker's Acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial Paper is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be

"in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option.

Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.) The Advisor is the investment advisor to each of the funds (except for Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund Liberty Newport International Equity Fund and Liberty Newport Asia Pacific Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a wholly owned subsidiary of Fleet/Liberty Holdings, Inc., a U.S. financial holding company, which in turn is a wholly owned subsidiary of FleetNational Bank, a national banking association, which in turn is a wholly owned subsidiary of Fleet-Boston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Fleet/Liberty Holdings, Inc. is located at 100 Federal Street, Boston, MA 02110.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

Name and Address                Age    Position with Fund    Principal Occupation During Past Five Years
----------------                ---    ------------------    -------------------------------------------
Douglas A. Hacker               45     Trustee               President of UAL Loyalty Services and
P.O. Box 66100                                               Executive Vice President of United Airlines
Chicago, IL 60666                                            (airline) since September, 2001 (formerly
                                                             Executive Vice President from July, 1999 to
                                                             September, 2001); Chief Financial Officer of
                                                             United Airlines since July, 1999; Senior
                                                             Vice President and Chief Financial Officer
                                                             of UAL, Inc. prior thereto.



Janet Langford Kelly            43                           Trustee Executive Vice President-Corporate
One Kellogg Square                                           Development and Administration, General
Battle Creek, MI 49016                                       Counsel and Secretary, Kellogg Company (food
                                                             manufacturer), since September, 1999; Senior
                                                             Vice President, Secretary and General
                                                             Counsel, Sara Lee Corporation (branded,
                                                             packaged, consumer-products manufacturer)
                                                             prior thereto.

Richard W. Lowry                65     Trustee               Private Investor since August, 1987 (formerly
10701 Charleston Drive                                       Chairman and Chief Executive Officer, U.S.
Vero Beach, FL 32963                                         Plywood Corporation (building products
                                                             manufacturer)).

Salvatore Macera                70     Trustee               Private Investor since 1981 (formerly
26 Little Neck Lane                                          Executive Vice President and
New Seabury, MA  02649                                       Director of Itek Corporation (electronics)
                                                             from 1975 to 1981).

William E. Mayer*               61     Trustee
399 Park Avenue
Suite 3204                                                   Managing Partner, Park Avenue Equity
New York, NY 10022                                           Partners (venture capital) since 1998
                                                             (formerly Founding Partner, Development
                                                             Capital LLC from November 1996 to 1998; Dean
                                                             and Professor, College of Business and
                                                             Management, University of Maryland from
                                                             October, 1992 to November, 1996); Director:
                                                             Lee Enterprises (print and on-line media),
                                                             WR Hambrecht + Co. (financial service
                                                             provider) and Systech Retail Systems (retail
                                                             industry technology provider).


Name and Address                Age    Position with Fund    Principal Occupation During Past Five Years
----------------                ---    ------------------    -------------------------------------------
Charles R. Nelson               59     Trustee               Van Voorhis Professor, Department of
Department of Economics                                      Economics, University of
University of Washington                                     Washington; consultant on econometric and
Seattle, WA 98195                                            statistical matters.

John J. Neuhauser               58     Trustee               Academic Vice President and Dean of Faculties
84 College Road                                              since August, 1999,
Chestnut Hill, MA 02467-3838                                 Boston College (formerly Dean, Boston College
                                                             School of Management from September, 1977 to
                                                             September, 1999); Director, Saucony, Inc.
                                                             (athletic footwear).

Joseph R. Palombo*              48     Trustee and           Chief Operations Officer of Fleet Asset
One Financial Center                                         Management since November, Chairman of the
Boston, MA 02111                                             2001; formerly Chief Operations Officer of
                                                             Mutual Funds, Liberty Board Financial from
                                                             August, 2000 to November, 2001; Executive
                                                             Vice President and Director of the Advisor
                                                             since April, 1999; Executive Vice President
                                                             and Chief Administrative Officer of LFG
                                                             since April, 1999; Director of Stein Roe &
                                                             Farnham Incorporated (Stein Roe) since
                                                             September, 2000; Trustee and Chairman of the
                                                             Board of the Stein Roe Mutual Funds since
                                                             October, 2000; Manager of Stein Roe Floating
                                                             Rate Limited Liability Company since
                                                             October, 2000 (formerly Vice President of
                                                             the Liberty Funds from April, 1999 to
                                                             August, 2000; Chief Operating Officer,
                                                             Putnam Mutual Funds from 1994 to 1998).



Thomas E. Stitzel               65     Trustee               Business Consultant since 1999 (formerly
2208 Tawny Woods Place                                       Professor of Finance from 1975 to 1999 and
Boise, ID  83706                                             Dean from 1977 to 1991, College of Business,
                                                             Boise State University); Chartered Financial
                                                             Analyst.

Name and Address                Age    Position with Fund    Principal Occupation During Past Five Years
----------------                ---    ------------------    -------------------------------------------
Thomas C. Theobald              64     Trustee               Managing Director, William Blair Capital
Suite 1300                                                   Partners (private equity investing) since 1994
222 West Adams Street                                        (formerly Chief Executive Officer and Chairman
Chicago, IL 60606                                            of the Board of Directors, Continental Bank
                                                              Corporation);
                                                              Director of Xerox Corporation (business
                                                              products and services), Anixter
                                                              International (network support equipment
                                                              distributor), Jones Lang LaSalle (real
                                                              estate management services) and MONY Group
                                                              (life insurance).

Anne-Lee Verville               56     Trustee               Chairman of the Board of Directors, Enesco
359 Stickney Hill Road                                       Group, Inc. (designer, importer and
Hopkinton, NH  03229                                         distributor of giftware and collectibles);
                                                             Director,LearnSomething.com, Inc.
                                                             (online educational products and services) since
                                                             2000; author and speaker on educational systems
                                                             needs (formerly General Manager, Global Education
                                                             Industry from 1994 to 1997, and President,
                                                             Applications Solutions Division from 1991 to
                                                             1994, IBM Corporation (global education and
                                                             global applications)).

Keith T. Banks                  45     President             President of the Liberty Funds since November,
Fleet Asset Management                                       2001; Chief Investment Officer and Chief
590 Madison Avenue, 36th Floor                               Executive Officer of Fleet Asset Management
Mail Stop NY EH 30636A                                       since 2000 (formerly Managing Director and
New York, NY  10022                                          Head of U.S. Equity, J.P. Morgan Investment
                                                             Management from 1996 to 2000).

Vicki L. Benjamin               40     Chief Accounting      Chief Accounting Officer of the Liberty Funds, Stein Roe
One Financial Center                                         Funds and Officer Liberty All-Star Funds since June,
Boston, MA 02111                                             2001; Vice President of LFG since April, 2001 (formerly
                                                             Vice President,
                                                             Corporate Audit, State Street Bank and Trust
                                                             Company from May, 1998 to April, 2001; Staff
                                                             Associate from December, 1989 to December,
                                                             1991; Audit Senior from January, 1992 to
                                                             June, 1994; Audit Manager from July, 1994 to
                                                             June, 1997; Senior Audit Manager from July,
                                                             1997 to May, 1998, Coopers & Lybrand).

                                       23

Name and Address                Age    Position with Fund    Principal Occupation During Past Five Years
----------------                ---    ------------------    -------------------------------------------
J. Kevin Connaughton            37     Treasurer             Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since December, 2000 (formerly Controller
Boston, MA 02111                                             of the Liberty Funds and of the Liberty All-Star Funds
                                                             from February, 1998
                                                             to October, 2000); Treasurer of the Stein
                                                             Roe Funds since February, 2001 (formerly
                                                             Controller from May, 2000 to February,
                                                             2001); Senior Vice President of LFG since
                                                             January, 2001 (formerly Vice President from
                                                             April, 2000 to January, 2001) (formerly Vice
                                                             President of the Advisor from February, 1998
                                                             to October, 2000) (formerly Senior Tax
                                                             Manager, Coopers & Lybrand, LLP from April,
                                                             1996 to January, 1998).

Michelle G. Azrialy             32     Controller            Controller of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since May, 2001; Vice President of LFG
Boston, MA 02111                                             since March, 2001 (formerly Assistant Vice President of
                                                             Fund Administration
                                                             from September, 2000 to February, 2001;
                                                             Compliance Manager of Fund Administration
                                                             from September, 1999 to August, 2000)
                                                             (formerly Assistant Treasurer, Chase Global
                                                             Fund Services - Boston from August, 1996 to
                                                             September, 1999).

William J. Ballou               36     Secretary             Secretary of the Liberty Funds and of the Liberty
One Financial Center                                         All-Star Funds since October, 2000
Boston, MA 02111                                             (formerly Assistant Secretary from October, 1997
                                                             to October, 2000);
                                                             Secretary of the Stein Roe Funds since
                                                             February, 2001 (formerly Assistant Secretary
                                                             from May, 2000 to February, 2001); Senior
                                                             Vice President of the Advisor since April,
                                                             2001 (formerly Vice President from October,
                                                             1997 to March, 2001) Senior Counsel of the
                                                             Advisor since April, 2000 (formerly Counsel
                                                             from October, 1997 to March, 2000) Assistant
                                                             Secretary of the Advisor since October,
                                                             1997; Senior Vice President of LFG since
                                                             April, 2001 (formerly Vice President and
                                                             Counsel from October, 1997 to March, 2001);
                                                             Senior Counsel of LFG since April, 2000, and
                                                             Assistant Secretary since December, 1998 of
                                                             LFG (formerly Associate Counsel,
                                                             Massachusetts Financial Services Company
                                                             from May, 1995 to September, 1997).

* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Trust or the Advisor. Mr. Mayer is an interested person by reason of his affiliation with Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 63 open-end and 9 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT EUROPE FUND OR LIBERTY NEWPORT ASIA PACIFIC FUND)

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND AND THEIR RESPECTIVE TRUSTS).

Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

      (f)   maintaining certain books and records of each fund.

With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:

      (g) Monitoring compliance by the fund with Rule 2a-7 under the 1940 Act and reporting to the Trustees from time to time with respect thereto; and

      (h)   Monitoring the investments and operations of the following
            Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested; and SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor/Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with each fund, the Advisor/Administrator receives from each fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-- from each fund that is a stand-alone fund or a master fund in a master fund/feeder fund structure, an annual flat fee of $10,000, paid monthly;

-- from each fund that is a feeder fund in a master fund/feeder fund structure, an annual flat fee of $5,000, paid monthly; and

-- in any month that a fund in the complex has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

            [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

Each fund reimburses the Advisor/Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS

THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty Newport Global Equity Fund, Liberty Tax-Managed Value Fund, Liberty Newport Tiger Fund, Liberty Newport International Equity Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund each of which is administered by the Advisor. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

The portfolio managers of Liberty Newport Global Equity Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of AlphaTrade Inc. (ATI), a registered broker-dealer and subsidiary of the Advisor, when buying or selling equity securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the fund, and will use a clearing broker to settle trades.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The Fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport International Equity Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, J, S, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C and S). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including IRAs, and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.    the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.


PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF INVESTMENT ADVISOR. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds)

Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS

                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Prime-1  Highest Quality
      Prime-2  Higher Quality
      Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

                                   APPENDIX II

                                DECEMBER 31, 2000

Source                          Category                                  Return (%)
------                          --------                                  ----------
Credit Suisse First Boston:     First Boston High Yield Index- Global        -5.21
Lipper Inc.
                                AMEX Composite Index P                        2.37
                                AMEX Computer Tech IX P                     -35.12
                                AMEX Institutional IX P                     -18.11
                                AMEX Major Market IX P                       -7.58
                                Bse Sensex Index                            -20.65
                                CAC 40: FFR IX P                             -0.54
                                CD Rate 1 Month Index Tr                      6.54
                                CD Rate 3 Month Index Tr                      6.65
                                CD Rate 6 Month Index Tr                      6.79
                                Consumer Price Index                           N/A
                                COPNHGN SE:DKR IX P                          18.08
                                DAX:DM IX TR                                 -7.54
                                Domini 400 Social Index                     -14.38
                                Dow Jones 65 Comp Av P                        3.21
                                Dow Jones Ind Average P                      -6.18
                                Dow Jones Ind Dly Reinv                      -4.85
                                Dow Jones Ind Mth Reinv                      -4.69
                                Dow Jones Trans Av P                         -1.03
                                Dow Jones Trans Av Tr                         0.40
                                Dow Jones Util Av P                          45.45
                                Dow Jones Util Av Tr                         50.76
                                Ft/S&P Act Wld Ex US IX                     -15.18
                                Ft/S&P Actuaries Wld IX                     -12.23
                                FT-SE 100:Pd IX P                           -10.21
                                FT-SE Gold Mines IX                         -26.36
                                HANG SENG:HNG KNG $ IX P                    -11.00
                                Jakarta Composite Index                     -38.50
                                Jasdaq Index:Yen P                          -44.28
                                Klse Composite Index                        -16.33
                                Kospi Index                                 -50.92
                                Lehman 1-3 Govt/Cred Tr                       8.08
                                Lehman 1-3 Govt/Credit P                      1.48
                                Lehman Aggregate Bd P                         4.21
                                Lehman Aggregate Bd Tr                       11.63
                                Lehman Cr Bd Int P                            2.02
                                Lehman Cr Bd Int Tr                           9.46
                                Lehman Govt Bd Int P                          3.79
                                Lehman Govt Bd Int Tr                        10.47
                                Lehman Govt Bd Long P                        12.60
                                Lehman Govt Bd Long Tr                       20.29
                                Lehman Govt Bd P                              6.30
                                Lehman Govt Bd Tr                            13.24
                                Lehman Govt/Cr Bd P                           4.63
                                Lehman Govt/Cr Bd Tr                         11.85
                                Lehman Govt/Cr Int P                          3.16
                                Lehman Govt/Cr Int Tr                        10.12
                                Lehman High Yield P                         -14.41
                                Lehman High Yield Tr                         -5.86

                                Lehman Muni 10 Yr IX P                        4.73
                                Lehman Muni 10 Yr IX Tr                      10.76
                                Lehman Muni 3 Yr IX P                         0.77
                                Lehman Muni 3 Yr IX Tr                        6.23
                                Lehman Muni 5 Yr IX Tr                        7.72
                                Lehman Muni Bond IX P                         5.82
                                Lehman Muni Bond IX Tr                       11.68
                                MADRID SE:PST IX P                          -12.68
                                MDAX GERMAN MC IX TR                         13.93
                                Merrill All CV EX ID IX                       3.50
                                Merrill Aus Govt IX TR                       13.28
                                MERRILL BRADY BD IX LA                       14.55
                                MERRILL EM BRADY BD IX                       25.84
                                MERRILL JAPAN GOVT IX TR                      2.29
                                Merrill Pan-Euro Govt IX                      0.56
                                ML 10+ Yr Treasury IX Tr                     20.19
                                ML 1-10 YR CORP BD IX P                       1.93
                                ML 1-10 YR CORP BD IX TR                      9.34
                                ML 1-3 Yr Muni IX P                           0.23
                                ML 1-3 Yr Muni IX Tr                          5.68
                                ML 1-3 Yr Treasury IX P                       1.53
                                ML 1-3 Yr Treasury IX Tr                      7.99
                                ML 1-5 Yr Gv/Cp Bd IX P                       2.16
                                ML 1-5 Yr Gv/Cp Bd IX Tr                      8.88
                                ML 15 Yr Mortgage IX P                        3.26
                                ML 15 Yr Mortgage IX Tr                      10.41
                                ML 1-5 Yr Treasury IX P                       2.28
                                ML 1-5 Yr Treasury IX Tr                      8.87
                                ML 3 MO T-Bill IX Tr                          6.18
                                ML 3-5 Yr Govt IX P                           3.99
                                ML 3-5 Yr Govt IX Tr                         10.76
                                ML 3-7 Yr Muni IX Tr                          8.24
                                ML Corp Master Index P                        1.47
                                ML Corp Master Index Tr                       9.13
                                ML CV BD SPEC QUAL IX P                     -21.96
                                ML CV BD SPEC QUAL IX TR                    -18.86
                                ML EMG MKT ASIA P IX                         -7.85
                                ML EMG MKT ASIA TR IX                         1.84
                                ML EMG MKT EU ME AFR P                       10.46
                                ML EMG MKT EU ME AFR TR                      21.28
                                ML EMG MKT LATIN AM P IX                      0.57
                                ML EMG MKT LATIN AM TR                       10.61
                                ML Glbl Govt Bond Inx P                      -2.43
                                ML Glbl Govt Bond Inx Tr                      2.79
                                ML Glbl Gv Bond IX II P                      -2.96
                                ML Glbl Gv Bond IX II Tr                      2.37
                                ML Global Bond Index P                       -1.06
                                ML Global Bond Index Tr                       5.00
                                ML Gov/ Corp Master IX T                     11.95
                                ML Govt Master Index P                        6.12
                                ML Govt Master Index Tr                      13.11
                                ML Govt/Corp Master IX P                      4.74
                                ML HIGH YLD MASTER 2  P                     -13.50
                                ML HIGH YLD MASTER 2  TR                     -5.12
                                ML High Yld Master IX P                     -13.35
                                ML High Yld Master IX Tr                     -3.79
                                ML Master Muni IX Tr                         17.15
                                ML Mortgage Master IX P                       3.63
                                ML Mortgage Master IX Tr                     11.28
                                ML Treasury Master IX P                       6.34
                                ML Treasury Master IX Tr                     13.37

                                ML US CP/GV 10+ YR IX P                       8.57
                                ML US CP/GV 10+ YR IX TR                     16.54
                                ML US DOM MASTER  IX P                        4.38
                                ML US DOM MASTER  IX TR                      11.73
                                MSCI AC Americas Free GD                    -11.90
                                MSCI AC Americas Free ID                    -12.95
                                MSCI AC Asia Fr-Ja IX GD                    -35.22
                                MSCI AC Asia Fr-Ja IX ID                    -36.30
                                MSCI AC Asia Pac - Ja GD                    -28.39
                                MSCI AC Asia Pac - Ja ID                    -29.75
                                MSCI AC Asia Pac Fr-J GD                    -29.97
                                MSCI AC Asia Pac Fr-J ID                    -31.40
                                MSCI AC Asia Pac IX GD                      -28.15
                                MSCI AC Asia Pac IX ID                      -28.91
                                MSCI AC Europe IX GD                         -8.87
                                MSCI AC Europe IX ID                        -10.37
                                MSCI AC Fe - Ja IX GD                       -33.98
                                MSCI AC Fe - Ja IX ID                       -34.99
                                MSCI AC Fe Free IX GD                       -29.96
                                MSCI AC Fe Free IX ID                       -30.58
                                MSCI AC Fe Fr-Ja IX GD                      -36.80
                                MSCI AC Fe Fr-Ja IX ID                      -37.88
                                MSCI AC Pac Fr-Jpn IX GD                    -30.73
                                MSCI AC Pac Fr-Jpn IX ID                    -32.19
                                MSCI AC Pacific IX ID                       -29.07
                                MSCI AC World Free IX GD                    -13.94
                                MSCI AC World Fr-USA GD                     -15.09
                                MSCI AC World Fr-USA ID                     -16.34
                                MSCI AC World IX GD                         -13.92
                                MSCI AC World IX ID                         -15.06
                                MSCI AC World-USA IX GD                     -15.03
                                MSCI AC Wrld Fr-Ja IX GD                    -11.93
                                MSCI AC Wrld Fr-Ja IX ID                    -13.18
                                MSCI AC Wrld-Ja IX GD                       -11.93
                                MSCI AC Wrld-Ja IX ID                       -13.18
                                MSCI Argentina IX GD                        -25.07
                                MSCI Argentina IX ID                        -26.08
                                MSCI Australia IX GD                         -9.09
                                MSCI Australia IX ID                        -11.95
                                MSCI Australia IX ND                         -9.95
                                MSCI Austria IX GD                          -11.46
                                MSCI Austria IX ID                          -13.43
                                MSCI Austria IX ND                          -11.96
                                MSCI Belgium IX GD                          -16.25
                                MSCI Belgium IX ID                          -18.60
                                MSCI Belgium IX ND                          -16.85
                                MSCI BRAZIL FREE IX GD                      -11.37
                                MSCI BRAZIL FREE IX ID                      -14.20
                                MSCI BRAZIL IX GD                            -5.68
                                MSCI BRAZIL IX P                             -8.65
                                MSCI Canada IX GD                             5.64
                                MSCI Canada IX ID                             4.42
                                MSCI Canada IX ND                             5.34
                                MSCI Chile IX GD                            -15.14
                                MSCI Chile IX ID                            -16.98
                                MSCI China Free IX ID                       -32.19
                                MSCI Colombia IX GD                         -38.85
                                MSCI Colombia IX ID                         -41.19
                                MSCI Czech Rep IX GD                          1.62
                                MSCI Czech Rep IX ID                          0.71
                                MSCI Denmark IX GD                            3.71

                                MSCI Denmark IX ID                            2.66
                                MSCI Denmark IX ND                            3.44
                                MSCI EAFE - JAPAN IX ND                      -8.94
                                MSCI EAFE - UK IX GD                        -14.81
                                MSCI EAFE - UK IX ID                        -15.88
                                MSCI EAFE - UK IX ND                        -15.07
                                MSCI EAFE + Canada IX GD                    -13.16
                                MSCI EAFE + Canada IX ID                    -14.40
                                MSCI EAFE + Canada IX ND                    -13.37
                                MSCI EAFE + Em IX GD                        -15.81
                                MSCI EAFE + EM IX ID                        -17.06
                                MSCI EAFE + EMF IX GD                       -15.88
                                MSCI EAFE + EMF IX ID                       -17.13
                                MSCI EAFE Fr IX ID                          -15.21
                                MSCI EAFE G IX ID                           -25.19
                                MSCI EAFE GDP Wt IX GD                      -15.30
                                MSCI EAFE GDP Wt IX ID                      -16.45
                                MSCI EAFE GDP Wt IX ND                      -15.53
                                MSCI EAFE GROWTH IX GD                      -24.40
                                MSCI EAFE IX GD                             -13.96
                                MSCI EAFE IX ID                             -15.21
                                MSCI EAFE IX ND                             -14.17
                                MSCI EAFE V IX ID                            -4.63
                                MSCI EAFE VALUE IX GD                        -2.82
                                MSCI EASEA IX GD                             -8.68
                                MSCI EASEA IX ID                            -10.26
                                MSCI EASEA IX ND                             -8.94
                                MSCI Em Asia IX GD                          -38.60
                                MSCI Em Asia IX ID                          -39.32
                                MSCI Em Eur/Mid East GD                     -22.30
                                MSCI Em Eur/Mid East ID                     -23.38
                                MSCI Em Europe IX GD                        -34.64
                                MSCI Em Europe IX ID                        -35.31
                                MSCI Em Far East IX GD                      -41.08
                                MSCI Em Far East IX ID                      -41.76
                                MSCI Em IX GD                               -28.84
                                MSCI Em IX ID                               -30.00
                                MSCI Em Latin Am IX GD                      -14.00
                                MSCI Em Latin Am IX ID                      -15.92
                                MSCI EMF Asia IX GD                         -41.79
                                MSCI EMF Asia IX ID                         -42.55
                                MSCI EMF Far East IX GD                     -45.12
                                MSCI EMF Far East IX ID                     -45.84
                                MSCI EMF IX GD                              -30.61
                                MSCI EMF IX ID                              -31.80
                                MSCI EMF Latin Am IX GD                     -16.57
                                MSCI EMF Latin Am IX ID                     -18.38
                                MSCI Europe - UK IX GD                       -7.12
                                MSCI Europe - UK IX ID                       -8.43
                                MSCI Europe - UK IX ND                       -7.47
                                MSCI Europe GDP Wt IX ID                    -19.97
                                MSCI Europe IX GD                            -8.14
                                MSCI Europe IX ID                             2.36
                                MSCI Europe IX ND                            -8.39
                                MSCI EUROPEAN GR IX GD                      -16.51
                                MSCI European Union GD                       -9.96
                                MSCI European Union ID                      -11.48
                                MSCI EUROPEAN VL IX GD                        0.06
                                MSCI Far East Free IX ID                    -27.60
                                MSCI Far East IX GD                         -27.00
                                MSCI Far East IX ID                         -27.60

                                MSCI Far East IX ND                         -27.09
                                MSCI Finland IX GD                          -14.01
                                MSCI Finland IX ID                          -14.71
                                MSCI Finland IX ND                          -14.21
                                MSCI France IX GD                            -4.06
                                MSCI France IX ID                            -5.05
                                MSCI France IX ND                            -4.31
                                MSCI Germany IX GD                          -15.27
                                MSCI Germany IX ID                          -16.48
                                MSCI Germany IX ND                          -15.59
                                MSCI Greece IX GD                           -41.63
                                MSCI Greece IX ID                           -42.52
                                MSCI Hong Kong IX GD                        -14.74
                                MSCI Hong Kong IX ID                        -16.98
                                MSCI Hongkong IX ND                         -14.74
                                MSCI Hungary IX GD                          -26.80
                                MSCI Hungary IX ID                          -27.66
                                MSCI India IX GD                            -21.74
                                MSCI India IX ID                            -22.82
                                MSCI Indonesia IX GD                        -61.90
                                MSCI Indonesia IX ID                        -63.04
                                MSCI Ireland IX ID                          -14.32
                                MSCI Israel Dom IX ID                        13.79
                                MSCI Israel IX ID                            24.75
                                MSCI Israel Non Dom Ixid                     46.48
                                MSCI Italy IX GD                             -0.82
                                MSCI Italy IX ID                             -2.70
                                MSCI Italy IX ND                             -1.33
                                MSCI JAPAN GROWTH IX GD                     -42.98
                                MSCI Japan IX GD                            -28.07
                                MSCI Japan IX ID                            -28.54
                                MSCI Japan IX ND                            -28.16
                                MSCI JAPAN VALUE IX GD                      -11.01
                                MSCI Jordan IX GD                           -23.18
                                MSCI Jordan IX ID                           -24.65
                                MSCI Kokusai IX GD                          -10.62
                                MSCI Kokusai IX ID                          -11.86
                                MSCI Kokusai IX ND                          -10.91
                                MSCI Korea IX GD                            -49.62
                                MSCI Korea IX ID                            -50.35
                                MSCI Luxembourg IX ID                         2.20
                                MSCI Malaysia IX GD                         -15.30
                                MSCI Malaysia IX ID                         -16.60
                                MSCI Mexico Free IX GD                      -20.49
                                MSCI Mexico Free IX ID                      -21.51
                                MSCI Mexico IX GD                           -20.49
                                MSCI Mexico IX ID                           -21.51
                                MSCI N American G IX ID                     -27.09
                                MSCI N American VI IX ID                      1.93
                                MSCI Netherland IX GD                        -3.64
                                MSCI Netherland IX ID                        -5.41
                                MSCI Netherland IX ND                        -4.09
                                MSCI New Zealand IX GD                      -33.05
                                MSCI New Zealand IX ID                      -36.30
                                MSCI New Zealand IX ND                      -33.55
                                MSCI Nordic IX GD                           -14.69
                                MSCI Nordic IX ID                           -15.58
                                MSCI Nordic IX ND                           -14.94
                                MSCI Norway IX GD                            -0.38
                                MSCI Norway IX ID                            -2.40
                                MSCI Norway IX ND                            -0.89

                                MSCI Nth Amer IX GD                         -11.76
                                MSCI Nth Amer IX ID                         -12.79
                                MSCI Nth Amer IX ND                         -12.06
                                MSCI Pac - Japan IX GD                      -15.19
                                MSCI Pac - Japan IX ID                      -17.48
                                MSCI Pac - Japan IX ND                      -15.56
                                MSCI PAC FREE GR IX GD                      -39.87
                                MSCI PAC FREE VL IX GD                       -9.01
                                MSCI PAC FR-JPN GR IX GD                    -28.38
                                MSCI PAC FR-JPN VL IX GD                      2.64
                                MSCI Pacific Free IX ID                     -26.41
                                MSCI Pacific Fr-Jpn ID                      -17.48
                                MSCI Pacific IX GD                          -25.64
                                MSCI Pacific IX ID                          -26.41
                                MSCI Pacific IX ND                          -25.78
                                MSCI Pakistan IX GD                         -11.87
                                MSCI Pakistan IX ID                         -13.78
                                MSCI Peru IX GD                             -23.82
                                MSCI Peru IX ID                             -26.72
                                MSCI Philippines Fr Ixgd                    -45.01
                                MSCI Philippines Fr Ixid                    -45.29
                                MSCI Philippines IX GD                      -42.06
                                MSCI Philippines IX ID                      -42.46
                                MSCI Portugal IX GD                          -9.90
                                MSCI Portugal IX ID                         -12.17
                                MSCI Russia IX GD                           -30.03
                                MSCI Russia IX ID                           -30.39
                                MSCI Sing/Mlysia IX GD                      -27.72
                                MSCI Sing/Mlysia IX ID                      -28.65
                                MSCI Sing/Mlysia IX ND                      -27.72
                                MSCI Singapore Fr IX GD                     -27.72
                                MSCI Singapore Fr IX ID                     -28.65
                                MSCI South Africa IX GD                     -17.19
                                MSCI South Africa IX ID                     -19.60
                                MSCI Spain IX GD                            -15.54
                                MSCI Spain IX ID                            -16.83
                                MSCI Spain IX ND                            -15.86
                                MSCI Sri Lanka IX GD                        -40.73
                                MSCI Sri Lanka IX ID                        -43.91
                                MSCI Sweden IX GD                           -21.01
                                MSCI Sweden IX ID                           -21.94
                                MSCI Sweden IX ND                           -21.29
                                MSCI Swtzrlnd IX GD                           6.38
                                MSCI Swtzrlnd IX ID                           4.88
                                MSCI Swtzrlnd IX ND                           5.85
                                MSCI Taiwan IX GD                           -44.90
                                MSCI Taiwan IX ID                           -45.35
                                MSCI Thailand IX GD                         -52.60
                                MSCI Thailand IX ID                         -53.21
                                MSCI Turkey IX GD                           -45.65
                                MSCI Turkey IX ID                           -46.16
                                MSCI UK IX GD                               -11.53
                                MSCI UK IX ID                               -13.55
                                MSCI UK IX ND                               -11.53
                                MSCI USA IX GD                              -12.54
                                MSCI USA IX ID                              -13.56
                                MSCI USA IX ND                              -12.84
                                MSCI Venezuela IX GD                          4.47
                                MSCI Venezuela IX ID                          0.78
                                MSCI World - UK IX GD                       -13.11
                                MSCI World - UK IX ID                       -14.16

                                MSCI World - UK IX ND                       -13.40
                                MSCI World - USA IX GD                      -13.16
                                MSCI World - USA IX ID                      -14.40
                                MSCI World - USA IX ND                      -13.37
                                MSCI World Free IX ND                       -13.18
                                MSCI World GDP Wt IX ID                     -14.90
                                MSCI WORLD GROWTH IX ID                     -26.12
                                MSCI World IX Free ID                       -14.05
                                MSCI World IX GD                            -12.92
                                MSCI World IX ID                            -14.05
                                MSCI World IX ND                            -13.18
                                MSCI WORLD VALUE IX ID                       -1.30
                                MSCI WORLD-USA GR IX GD                     -24.09
                                MSCI World-USA VL IX GD                      -1.59
                                MSCI Wrld - Austrl IX GD                    -12.97
                                MSCI Wrld - Austrl IX ID                    -14.08
                                MSCI Wrld - Austrl IX ND                    -13.22
                                MSCI WRLD EX USA SC ID                       -8.84
                                MSCI WRLD FINANCIALS GD                      10.62
                                MSCI WRLD FINANCIALS ID                       8.48
                                MSCI WRLD HEALTHCARE GD                      26.96
                                MSCI WRLD HEALTHCARE ID                      25.54
                                MSCI WRLD INFO TECH GD                      -41.69
                                MSCI WRLD INFO TECH ID                      -41.80
                                MSCI WRLD TECH HDWR GD                      -34.84
                                MSCI WRLD TECH HDWR ID                      -34.98
                                MSCI WRLD TELECOM GD                        -42.49
                                MSCI WRLD TELECOM ID                        -41.72
                                NASDAQ 100 IX P                             -36.84
                                NASDAQ Bank IX P                             14.67
                                NASDAQ Composite IX P                       -39.29
                                NASDAQ Industrial IX P                      -33.76
                                NASDAQ Insurance IX P                        15.67
                                NASDAQ Natl Mkt Cmp IX                      -39.27
                                NASDAQ Natl Mkt Ind IX                      -33.73
                                NASDAQ Transport IX P                        16.14
                                Nikkei 225 Avg:Yen P                        -27.19
                                NYSE Composite P                              1.01
                                NYSE Finance IX P                            25.23
                                NYSE Industrials IX P                        -3.01
                                NYSE Transportation IX                       -0.84
                                NYSE Utilities IX P                         -13.81
                                OSLO SE TOT:FMK IX P                         -1.68
                                Philippines Composite IX                    -30.26
                                PSE Technology IX P                         -16.22
                                Russell 1000 Grow IX Tr                     -22.42
                                Russell 1000 IX P                            -8.84
                                Russell 1000 IX Tr                           -7.79
                                Russell 1000 Value IX Tr                      7.01
                                Russell 2000 Grow IX Tr                     -22.43
                                Russell 2000 IX P                            -4.20
                                Russell 2000 IX Tr                           -3.02
                                Russell 2000 Value IX Tr                     22.83
                                Russell 3000 IX P                            -8.52
                                Russell 3000 IX Tr                           -7.46
                                Russell Midcap G IX TR                      -11.75
                                Russell Midcap IX Tr                          8.25
                                Russell Midcap V  IX TR                      19.18
                                S & P 100 Index P                           -13.42
                                S & P 500 Daily Reinv                        -9.10
                                S & P 500 Index P                           -10.14

                                S & P 500 Mnthly Reinv                       -9.10
                                S & P 600 Index P                            11.02
                                S & P 600 Index Tr                           11.80
                                S & P Financial IX P                         23.83
                                S & P Financial IX Tr                        26.08
                                S & P Industrial IX Tr                      -16.25
                                S & P Industrials P                         -17.05
                                S & P Midcap 400 IX P                        16.21
                                S & P Midcap 400 IX Tr                       17.50
                                S & P Transport Index P                      16.88
                                S & P Transport IX Tr                        18.52
                                S & P Utility Index P                        54.30
                                S & P Utility Index Tr                       59.67
                                S & P/Barra Growth IX Tr                    -22.08
                                S & P/BARRA MC G IX TR                        9.16
                                S & P/BARRA MC V IX TR                       27.84
                                S & P/BARRA SC G IX TR                        0.57
                                S & P/BARRA SC V IX TR                       20.86
                                S & P/Barra Value IX Tr                       6.08
                                SB Cr-Hdg Nn-US Wd IX Tr                      9.64
                                SB Cr-Hdg Wd Gv Bd IX Tr                     10.67
                                SB Non-US Wd Gv Bd IX Tr                     -2.63
                                SB Wd Gv Bd:Austrl IX Tr                     -3.71
                                SB Wd Gv Bd:Germny IX Tr                      0.51
                                SB Wd Gv Bd:Japan IX Tr                      -8.47
                                SB Wd Gv Bd:UK IX Tr                          1.02
                                SB Wd Gv Bd:US IX Tr                         13.48
                                SB World Govt Bond IX Tr                      1.59
                                SB World Money Mkt IX Tr                     -2.74
                                Straits Times Index                         -22.08
                                SWISS PERF:SFR IX TR                         11.91
                                TAIWAN SE:T$ IX P                           -46.04
                                T-Bill 1 Year Index Tr                        5.96
                                T-Bill 3 Month Index Tr                       5.99
                                T-Bill 6 Month Index Tr                       6.08
                                Thailand Set Index                          -44.14
                                TOKYO 2ND SCT:YEN IX P                      -25.80
                                TOKYO SE(TOPIX):YEN IX P                    -25.46
                                TORONTO 300:C$ IX P                           6.18
                                TORONTO SE 35:C$ IX P                        17.62
                                Value Line Cmp IX-Arth                        9.65
                                Value Line Cmp IX-Geom                       -8.72
                                Value Line Industrl IX                       -9.41
                                Value Line Railroad IX                        9.65
                                Value Line Utilities IX                      10.30

The National Association of
Real Estate Investment
Trust:
                                Real Estate Investment Trust Index         26.36


Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

LIBERTY FUNDS TRUST I                              LIBERTY FUNDS TRUST VI
Liberty High Yield Securities Fund                 Liberty Small-Cap Value Fund
Liberty Income Fund                                Liberty Growth & Income Fund
Liberty Strategic Income Fund                      Liberty Newport Asia Pacific Fund
Liberty Tax-Managed Aggressive Growth Fund
Liberty Tax-Managed Value Fund                     LIBERTY FUNDS TRUST VII
Liberty Tax-Managed Growth Fund                    Liberty Newport Tiger Fund
Liberty Tax-Managed Growth Fund II                 Liberty Newport Europe Fund

LIBERTY FUNDS TRUST II                             LIBERTY-STEIN ROE FUNDS INCOME TRUST
Liberty Newport Japan Opportunities Fund           Liberty High Yield Bond Fund, Class A
Liberty Newport Greater China Fund                 Liberty Income Bond Fund, Class A
Liberty Money Market Fund                          Liberty Intermediate Bond Fund
Liberty Intermediate Government Fund
                                                   LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
LIBERTY FUNDS TRUST III                            Liberty Midcap Growth Fund
Liberty Newport Global Equity Fund                 Liberty Focus Fund, Class A
Liberty Newport International Equity Fund          Liberty Small Company Growth Fund, Class A
Liberty Select Value Fund                          Liberty Capital Opportunities Fund, Class
Liberty Federal Securities Fund                    Liberty Growth Investor Fund A
The Liberty Fund
Liberty Contrarian Small-Cap Fund                  LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
Liberty Contrarian Equity Fund                     Liberty High Income Municipals Fund, Class A
Liberty Contrarian Income Fund                     Stein Roe Intermediate Municipals Fund, Classes A, B, C
Liberty Contrarian Fund
                                                   LIBERTY-STEIN ROE ADVISOR TRUST
LIBERTY FUNDS TRUST IV                             Liberty Young Investor Fund
Liberty Municipal Money Market Fund                Liberty Growth Stock Fund

LIBERTY FUNDS TRUST V                              LIBERTY FLOATING RATE ADVANTAGE FUND
Liberty California Tax-Exempt Fund
Liberty Connecticut Tax-Exempt Fund                LIBERTY FLOATING RATE FUND
Liberty Massachusetts Tax-Exempt Fund
Liberty New York Tax-Exempt Fund
Liberty Ohio Tax-Exempt Fund


       SUPPLEMENT TO PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION


The Funds' transfer agent, Liberty Funds Services, Inc., has a new mailing address. All correspondence in connection with purchases, sales and exchanges of the Funds' shares should be addressed to LIBERTY FUNDS SERVICES, INC., P.O. BOX 8081, BOSTON, MA 02266-8081. The former address, P.O. Box 1722, Boston, MA 02105-1722, will no longer be used.


G-36/513J-0402                                                    April 22, 2002

                                                                      APPENDIX B

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold, are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                       Number of
                                                                                                       Portfolios
                                   Position     Year First                                              in Fund
                                     with       Elected or                                              Complex           Other
     Name, Address                  Liberty    Appointed to         Principal Occupation(s)           Overseen By     Directorships
        and Age                      Funds        Office            During Past Five Years              Trustee           Held
        -------                      -----        ------            ----------------------              -------           -----
DISINTERESTED TRUSTEES
Douglas A. Hacker                   Trustee        2000       President of UAL Loyalty Services and       103             None
(Age 46)                                                      Executive Vice President of United
P.O. Box 66100                                                Airlines (airline) since September,
Chicago, IL 60666                                             2001 (formerly Executive Vice
                                                              President from July, 1999 to
                                                              September, 2001); Chief Financial
                                                              Officer of United Airlines since July,
                                                              1999; Senior Vice President and Chief
                                                              Financial Officer of UAL, Inc. prior
                                                              thereto.

Janet Langford Kelly                Trustee        2000       Executive Vice President-Corporate          103             None
(Age 44)                                                      Development and Administration,
One Kellogg Square                                            General Counsel and Secretary,
Battle Creek, MI 49016                                        Kellogg Company (food manufacturer),
                                                              since September, 1999; Senior Vice
                                                              President, Secretary and General
                                                              Counsel, Sara Lee Corporation
                                                              (branded, packaged, consumer-products
                                                              manufacturer) prior thereto.

Richard W. Lowry                    Trustee        1995       Private Investor since August, 1987         105             None
(Age 65)                                                      (formerly Chairman and Chief
10701 Charleston Drive                                        Executive Officer, U.S. Plywood
Vero Beach, FL 32963                                          Corporation (building products
                                                              manufacturer)).

                                                                                                     Number of
                                                                                                     Portfolios
                                 Position     Year First                                              in Fund
                                   with       Elected or                                              Complex           Other
     Name, Address                Liberty    Appointed to         Principal Occupation(s)           Overseen By     Directorships
        and Age                    Funds        Office            During Past Five Years              Trustee           Held
        -------                    -----        ------            ----------------------              -------           -----
Salvatore Macera                  Trustee        1998       Private Investor since 1981 (formerly       103             None
(Age 70)                                                    Executive Vice President and Director
26 Little Neck Lane                                         of Itek Corporation (electronics)
New Seabury, MA  02649                                      from 1975 to 1981).

Charles R. Nelson                 Trustee        2000       Van Voorhis Professor, Department of        103             None
(Age 59)                                                    Economics, University of Washington
Department of Economics                                     since January, 1976; consultant on
University of Washington                                    econometric and statistical matters.
Seattle, WA 98195

John J. Neuhauser                 Trustee        1985       Academic Vice President and Dean of         105         Saucony, Inc.
(Age 58)                                                    Faculties since August, 1999, Boston                      (athletic
84 College Road                                             College (formerly Dean, Boston                            footwear);
Chestnut Hill, MA 02467-3838                                College School of Management from                         SkillSoft
                                                            September, 1977 to September, 1999).                        Corp.

Thomas E. Stitzel                 Trustee        1998       Business Consultant since 1999              103             None
(Age 66)                                                    (formerly Professor of Finance from
2208 Tawny Woods Place                                      1975 to 1999 and Dean from 1977 to
Boise, ID  83706                                            1991, College of Business, Boise
                                                            State University); Chartered
                                                            Financial Analyst.

Thomas C. Theobald                Trustee        2000       Managing Director, William Blair            103             Xerox
(Age 64)                                                    Capital Partners (private equity                         Corporation
Suite 1300                                                  investing) since September, 1994                          (business
222 West Adams Street                                       (formerly Chief Executive Officer and                   products and
Chicago, IL 60606                                           Chairman of the Board of Directors,                        services),
                                                            Continental Bank Corporation).                             Anixter
                                                                                                                    International
                                                                                                                      (network
                                                                                                                       support
                                                                                                                      equipment
                                                                                                                    distributor),
                                                                                                                     Jones Lang
                                                                                                                    LaSalle (real
                                                                                                                         estate

                                                                                               Number of
                                                                                               Portfolios
                           Position     Year First                                              in Fund
                             with       Elected or                                              Complex           Other
     Name, Address          Liberty    Appointed to         Principal Occupation(s)           Overseen By     Directorships
        and Age              Funds        Office            During Past Five Years              Trustee           Held
        -------              -----        ------            ----------------------              -------           -----
Disinterested Trustees                                                                                         management
                                                                                                              services) and
                                                                                                                MONY Group
                                                                                                                  (life
                                                                                                                insurance).

Anne-Lee Verville          Trustee         1998       Author and speaker on educational           103         Chairman of the
(Age 56)                                              systems needs (formerly General                        Board of Directors,
359 Stickney Hill Road                                Manager, Global Education Industry                     Enesco Group, Inc.
Hopkinton, NH  03229                                  from 1994 to 1997, and President,                      (designer, importer
                                                      Applications Solutions Division from                   and distributor of
                                                      1991 to 1994, IBM Corporation (global                     giftware and
                                                      education and global applications)).                     collectibles).

                                                                                                  Number of
                                                                                                  Portfolios
                               Position     YEAR FIRST                                             in Fund
                                 with       ELECTED OR                                             Complex      Other Directorships
        Name, Address          Liberty     APPOINTED TO          PRINCIPAL OCCUPATION(S)         Overseen By           Held
           and Age              Funds         OFFICE             During Past Five Years            Trustee
                `
INTERESTED TRUSTEES
William E. Mayer*              Trustee         1994      Managing Partner, Park Avenue Equity        105          Lee Enterprises
(Age 61)                                                 Partners (private equity fund) since                   (print and on-line
399 Park Avenue                                          February, 1999 (formerly Founding                     media), WR Hambrecht
Suite 3204                                               Partner, Development Capital LLC from                   + Co. (financial
New York, NY 10022                                       November 1996 to February, 1999; Dean                  service provider),
                                                         and Professor, College of Business and                    First Health
                                                         Management, University of Maryland                      (healthcare) and
                                                         from October, 1992 to November, 1996).                   Systech Retail
                                                                                                                  Systems (retail
                                                                                                                industry technology
                                                                                                                    provider).

Joseph R. Palombo*           Trustee and       2000      Chief Operating Officer of Columbia         103               None
(Age 48)                     Chairman of                 Management Group, Inc. (Columbia
One Financial Center          the Board                  Management Group) since November,
Boston, MA 02111                                         2001; formerly Chief Operations Officer
                                                         of Mutual Funds, Liberty Financial
                                                         Companies, Inc. from August, 2000 to
                                                         November, 2001; Executive Vice
                                                         President of Stein Roe & Farnham
                                                         Incorporated (Stein Roe) since April,
                                                         1999; Executive Vice President and
                                                         Director of the Advisor since April,
                                                         1999; Executive Vice President and
                                                         Chief Administrative Officer of Liberty
                                                         Funds Group, LLC (LFG) since April,
                                                         1999; Director of Stein Roe since
                                                         September, 2000; Trustee and Chairman
                                                         of the Board of the Stein Roe Mutual
                                                         Funds since October, 2000; Manager of
                                                         Stein Roe Floating Rate Limited
                                                         Liability Company since October, 2000
                                                         (formerly

                                                                                                  Number of
                                                                                                  Portfolios
                               Position     YEAR FIRST                                             in Fund
                                 with       ELECTED OR                                             Complex      Other Directorships
        Name, Address          Liberty     APPOINTED TO          PRINCIPAL OCCUPATION(S)         Overseen By           Held
           and Age              Funds         OFFICE             During Past Five Years            Trustee
                `
                                                         Vice President of the Liberty Funds
                                                         from April, 1999 to August, 2000; Chief
                                                         Operating Officer and Chief Compliance
                                                         Officer, Putnam Mutual Funds from
                                                         December, 1993 to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                                                       Year First
                                      Position         Elected or
         Name, Address              With Liberty      Appointed to                         Principal Occupation(s)
            and Age                     Funds            Office                            During Past Five Years
            -------                     -----            ------                            ----------------------
Officers
Keith T. Banks (Age 46)               President           2001        President of the Liberty Funds since November, 2001; Chief
Columbia Management Group, Inc.                                       Investment Officer and Chief Executive Officer of Columbia
590 Madison Avenue, 36th Floor                                        Management Group since August, 2000 (formerly Managing
Mail Stop NY EH 30636A                                                Director and Head of U.S. Equity, J.P. Morgan Investment
New York, NY  10022                                                   Management from November, 1996 to August, 2000).

Vicki L. Benjamin                 Chief Accounting        2001        Chief Accounting Officer of the Liberty Funds and Liberty
(Age 40)                               Officer                        All-Star Funds since June, 2001; Vice President of LFG since
One Financial Center                                                  April, 2001 (formerly Vice President, Corporate Audit, State
Boston, MA 02111                                                      Street Bank and Trust Company from May, 1998 to April, 2001;
                                                                      Audit Manager from July, 1994 to June, 1997; Senior Audit
                                                                      Manager from July, 1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton                  Treasurer           2000        Treasurer of the Liberty Funds and of the Liberty All-Star
(Age 37)                                                              Funds since December, 2000 (formerly Controller of the
One Financial Center                                                  Liberty Funds and of the Liberty All-Star Funds from February,
Boston, MA 02111                                                      1998 to October, 2000); Treasurer of the Stein Roe Funds
                                                                      since February, 2001 (formerly Controller from May, 2000 to
                                                                      February, 2001); Senior Vice President of LFG since January,
                                                                      2001 (formerly Vice President from April, 2000 to January,
                                                                      2001; Vice President of the Advisor from February, 1998 to
                                                                      October, 2000; Senior Tax Manager, Coopers & Lybrand, LLP
                                                                      from April, 1996 to January, 1998).

Michelle G. Azrialy (Age 32)         Controller           2001        Controller of the Liberty Funds and of the Liberty All-Star
One Financial Center                                                  Funds since May, 2001; Vice President of LFG since March,
Boston, MA 02111                                                      2001 (formerly Assistant Vice President of Fund Administration from September, 2000 to February, 2001; Compliance Manager of
                                                                      Fund Administration from September, 1999 to August, 2000)
                                                                      (formerly Assistant Vice President and Assistant Treasurer,
                                                                      Chase Global Fund Services - Boston from August, 1996 to
                                                                      September, 1999).

Jean S. Loewenberg                    Secretary           2002        Secretary of the Liberty Funds and of the Liberty All-Star
(Age 56)                                                              Funds since February, 2002; Senior Vice President and Group
One Financial Center                                                  Senior Counsel, FleetBoston Financial Corporation since
Boston, MA 02111                                                      November, 1996.

TRUSTEE POSITIONS

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectus. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other Advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment Advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended August 31, 2001 and the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                                             Total Compensation from the Fund
                           Aggregate Compensation    Pension or Retirement     and the Fund Complex Paid to
                            from the Fund for the       Benefits Accrued           the Trustees for the
                              Fiscal Year Ended            as Part of              Calendar Year Ended
Trustee                        August 31, 2001          Fund Expenses (a)        December 31, 2001 (b)(c)
John A. Bacon, Jr.                   N/A                        N/A                       $95,000
Robert J. Birnbaum                   N/A                        N/A                        25,300
Tom Bleasdale                      $838(d)                      N/A                       103,000(d)
William W. Boyd                      N/A                        N/A                        50,000
Lora S. Collins                      783                        N/A                        96,000
James E. Grinnell                    838                        N/A                       100,300
Douglas A. Hacker                   1,530                       N/A                       109,000
Janet Langford Kelly                1,510                       N/A                       107,000
Richard W. Lowry                    2,341                       N/A                       135,300
Salvatore Macera                    2,340                       N/A                       110,000
William E. Mayer                    2,312                       N/A                       132,300
James L. Moody, Jr.                  838                        N/A                        91,000
Charles R. Nelson                   1,530                       N/A                       109,000
John J. Neuhauser                   2,352                       N/A                       132,510
Joseph R. Palombo(e)                 N/A                        N/A                           N/A
Thomas Stitzel                      2,312                       N/A                       109,000
Thomas C. Theobald                  1,588                       N/A                       112,000
Anne-Lee Verville                 2,315(f)                      N/A                       114,000(f)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the fiscal year ended August 31, 2001, and the calendar year ended December 31, 2001, Mr. Bleasdale deferred compensation of $363 and $103,000, respectively, pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended August 31, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $2,315 and $114,000, respectively, pursuant to the deferred compensation plan.


ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended August 31, 2001, the Audit Committee convened four times.

GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended August 31, 2001, the Governance Committee convened two times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended August 31, 2001, the Advisory Fees & Expenses Committee convened four times.

TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended August 31, 2001, the Trading Oversight Committee convened two times.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Fund and (ii) in all Funds overseen by the Trustee in the Liberty Fund Complex.

                                                                            Aggregate Dollar Range of Equity
                                           Dollar Range of Equity        Securities Owned in All Funds Overseen
Name of Trustee                         Securities Owned in The Fund       by Trustee in Liberty Fund Complex
DISINTERESTED TRUSTEES
Douglas A. Hacker                                   $0                               Over $100,000
Janet Langford Kelly                                $0                               Over $100,000
Richard W. Lowry (g)                                $0                               Over $100,000
Salvatore Macera                                    $0                             $50,001-$100,000
Charles R. Nelson                                   $0                               Over $100,000
John J. Neuhauser (g)                               $0                               Over $100,000
Thomas E. Stitzel                                   $0                             $50,001-$100,000
Thomas C. Theobald                                  $0                               Over $100,000
Anne-Lee Verville                                   $0                               Over $100,000


INTERESTED TRUSTEES
William E. Mayer (g)                                $0                             $50,001-$100,000
Joseph R. Palombo                                   $0                                 $1-10,000

(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

PART C.  OTHER INFORMATION (Liberty Funds Trust III)

ITEM 15.  INDEMNIFICATION.

See Article VIII of Amendment No. 3 to the Agreement and Declaration of Trust filed as Exhibit 1 hereto.

ITEM 16. EXHIBITS

(1)(a) Amendment No. 3 to the Agreement and Declaration of Trust (1)

(b)    Amendment No. 4 to the Agreement and Declaration of Trust (2)

(c)    Amendment No. 5 to the Agreement and Declaration of Trust (3)

(2)    By-laws, as amended (4)


(3)    None.


(4) Agreement and Plan of Reorganization among Liberty Intermediate Government Fund, Liberty Federal Securities Fund and Columbia Management Group, Inc. (filed as Appendix A to Part A of this Registration Statement).

(5)  Article  III,  Section 4,  Article V, Section 1, Article VIII Section 4 and
     Article IX Sections 1 and 7 of the Agreement and Declaration of Trust, as amended, and Sections 2.1, 2.3 and 2.5 of the By-Laws, as amended, each define the rights of shareholders

(6)  Form of Management Agreement with Colonial Management Associates, Inc.(4)

(7)(a) Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit 6.(a) in Part C, Item 24(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

(b) Appendix 1 to the Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(2) in Part C, Item 23 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(c) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit 6.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 17 to the Registration Statement on From N-1A of Liberty Funds Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement

(d) Appendix 1 to the 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit (e)(4) in Part C, Item 23 of Post-Effective Amendment No. 28 to the Registration Statement on From N-1A of Liberty Funds Trust V (File Nos. 33-12109 & 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration

     Statement

(e)  Form of Selling Agreement with Liberty Funds Distributor, Inc. - filed as
     Exhibit 6.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about November 20, 1998, and is hereby incorporated by reference and made a part of this Registration Statement

(f) Form of Asset Retention Agreement - filed as Exhibit 6(d) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

(8)  Not Applicable.

(9) Custodian Contract between Registrant and State Street Bank and Trust Company ("Bank") dated October 10, 2001 -- filed as Exhibit (g) in Part C,
     Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.

(10)(a) Rule 12b-1 Distribution Plan - filed as Exhibit (m) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001 and made a part of this Registration Statement

(b) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 - filed as Exhibit (o) in Part C, Item 23 of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about December 21, 2001, and is hereby incorporated by reference and made a part of this Registration Statement


(11) Opinion and Consent of Ropes & Gray with respect to the Acquisition of Liberty Intermediate Government Fund.(7)



(12) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Liberty Intermediate Government Fund (filed herewith).


(13) Not Applicable.


(14) Consent of Independent Accountants (PWC)(filed herewith)


(15) Not Applicable.

(16) Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville- included in Part C, Item 23 of Post-Effective Amendment

     No. 74 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Investment Trust (File Nos. 33-11351 and 811-4978), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

(17)(a)Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended with Liberty Funds Services, Inc. - filed as Exhibit 9(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

(b) Amendment No. 19 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement - filed as Exhibit (h)(2) in Part C,
     Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on From N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and hereby incorporated by reference and made a part of this Registration Statement

(c) Amendment No. 24 to Appendix I of the Amended and Restated Shareholders' Servicing and Transfer Agent Agreement - filed as Exhibit (h)(5) in Part C,
     Item 23 of Post-Effective Amendment No. 29 to the Registration Statement on From N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about November 15, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

(d) Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc. - filed as Exhibit 9(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

(e) Amendment to Pricing and Bookkeeping Agreement dated July 1, 2001 with Colonial Management Associates, Inc. - filed as Exhibit (h)(5) in Part C,
     Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

(f) Amendment to Appendix I of Pricing and Bookkeeping Agreement - filed as Exhibit (h)(6) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

(g)  Amended and Restated Credit Agreement (5)

(h)  Amendment  dated  June  30,  2000 to the  Amended  and  Restated  Credit
     Agreement(6)

(i)  Second  Amendment  dated  January 26,  2001 to the Amended and  Restated
     Credit Agreement - filed as Exhibit (h)(8) in Part C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 27, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

(j) Third Amendment dated May 14, 2001 to the Amended and Restated Credit Agreement - filed as Exhibit (h)(10) in Part C, Item 23 of Post-Effective

     Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001 and made a part of this Registration Statement

(k) Fourth Amendment dated June 1, 2001 to the Amended and Restated Credit Agreement - filed as Exhibit (h)(11) in Part C, Item 23 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about August 31, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

(l) Fifth Amendment dated May 13, 2002 to the Amended and Restated Credit Agreement with Bank of America, N.A - filed as Exhibit (h)(11) in Part C,
     Item 23 of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Liberty Funds Trust V (File Nos. 33-12109 and 811-5030), filed with the Commission on or about May 30, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

(m) Code of Ethics of Colonial Management, the Funds and Liberty Funds Distributor, Inc. as revised December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust(File Nos. 33-02633 & 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement


(n) Form of Proxy Card and Proxy Insert of Liberty Intermediate Government Fund (filed herewith)



(o) The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Proxy/Prospectus Statement that is part of this Registration Statement:


The Prospectus of Liberty Intermediate Government Fund dated January 1, 2002 with respect to Class A, B and C shares - 000021847-02-000006

     As supplemented on February 7, 2002 - 0000021847-02-000046

     As supplemented on April 23, 2002 - 0000021847-02-000119

The Prospectus of Liberty Intermediate Government Fund dated January 1, 2002 with respect to Class Z shares - 0000021847-02-000006

     As supplemented on April 23, 2002 - 0000021847-02-000119

     As supplemented on May 1, 2002 - 0000021847-02-000138

The Prospectus of Liberty Federal Securities Fund dated January 1, 2002 with respect to Class A, B and C shares - 0000021847-02-000006

     As supplemented on February 7, 2002 - 0000021847-02-000046

     As supplemented on April 23, 2002 - 0000021847-02-000119

The Prospectus of Liberty Federal Securities Fund dated January 1, 2002 with respect to Class Z shares - 0000021847-02-000008

     As supplemented on April 23, 2002 - 0000021847-02-000119

     As supplemented on May 1, 2002 - 0000021847-02-000138

The Statement of Additional Information of Liberty Intermediate Government Fund dated January 1, 2002 - 0000021847-02-000006

     As supplemented on February 1, 2002 - 0000021847-02-000035

     As supplemented on April 23, 2002 - 0000021847-02-000119


Management's discussion of Fund performance, the Report of Independent Accountants and financial statements included in the August 31, 2001 Annual Report to Shareholders of the Liberty Intermediate Government Fund - 0000950135-01-503695


The financial statements included in the Liberty Intermediate Government Fund's Semi-Annual Report to Shareholders dated February 28, 2002 - 0000891804-02-000884

The following documents, each filed via EDGAR and listed with its filing accession number, are incorporated by reference into the Statement of Additional Information that is part of this Registration Statement:


Management's discussion of Fund performance, the Report of Independent Accountants and financial statements included in the August 31, 2001 Annual Report to Shareholders of the Liberty Federal Securities Fund -
0000950135-01-503695


The financial statements included in the Liberty Federal Securities Fund's Semi-Annual Report to Shareholders dated February 28, 2002 - 0000891804-02-000884


Management's discussion of Fund performance, the Report of Independent Accountants and financial statements included in the August 31, 2001 Annual Report to Shareholders of the Liberty Intermediate Government Fund - 0000950135-01-503695

The financial statements included in the Liberty Intermediate Government Fund's Semi-Annual Report to Shareholders dated February 28, 2002 - 0000891804-02-000884


-------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 97 to Form N-1A filed on or about February 13, 1997.

(2) Incorporated by reference to Post-Effective Amendment No. 104 to Form N-1A filed on or about October 30, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 113 to Form N-1A filed on or about February 17, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 120 to Form N-1A filed on or about December 21, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 110 to Form N-1A filed on or about August 12, 1999.

(6) Incorporated by reference to Post-Effective Amendment No. 115 to Form N-1A filed on or about October 4, 2000.


(7) Previously filed. Incorporated by reference to the exhibit of the same number filed in the Registrant's Registration Statement on Form N-14, Securities Act file number 333-91922, filed on July 3, 2002.

ITEM 17. UNDERTAKINGS.


(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                                   SIGNATURES



As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Liberty Funds Trust III, in this City of Boston, and The Commonwealth of Massachusetts on this 22nd day of August, 2002.



                                         LIBERTY FUNDS TRUST III


                                         By: /s/KEITH T. BANKS
                                            Keith T. Banks, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:




Signature                        Title                   Date
- ------------------------    ---------------------   --------------
/s/KEITH T. BANKS           President               August 22, 2002
Keith T. Banks              (Principal
                            Executive Officer)


/s/J. KEVIN CONNAUGHTON     Treasurer               August 22, 2002
J. Kevin Connaughton        (Principal
                            Financial Officer)


/s/VICKI L. BENJAMIN        Controller and Chief    August 22, 2002
Vicki L. Benjamin           Accounting Officer
                            (Principal
                            Accounting Officer)

DOUGLAS A. HACKER*                 Trustee
-----------------------------
Douglas A. Hacker


JANET LANGFORD KELLY*              Trustee
-----------------------------
Janet Langford Kelly


RICHARD W. LOWRY*                  Trustee
-----------------------------
Richard W. Lowry


SALVATORE MACERA*                  Trustee
-----------------------------
Salvatore Macera


WILLIAM E. MAYER*                  Trustee              * /s/RUSSELL L. KANE
-----------------------------                           --------------------
William E. Mayer                                        Russell L. Kane
                                                        Attorney-in-fact
                                                        August 22, 2002

DR. CHARLES R. NELSON*             Trustee
-----------------------------
Dr. Charles R. Nelson


JOHN J. NEUHAUSER*                 Trustee
-----------------------------
John J. Neuhauser


JOSEPH R. PALOMBO*                 Trustee
-----------------------------
Joseph R. Palombo


THOMAS E. STITZEL*                 Trustee
-----------------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*                Trustee
-----------------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*                 Trustee
-----------------------------
Anne-Lee Verville

                                    EXHIBITS



(12) Opinion and Consent of Ropes & Gray on Tax Matters and Consequences to Shareholders with respect to the Acquisition of Liberty Intermediate Government Fund.



(14)         Consent of Independent Accountants (PWC)




(17)(n) Form of Proxy Card and Proxy Insert of Liberty Intermediate Government Fund